                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 16, 2001
                                ----------------

                                 Citigroup Inc.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware               1-9924             52-1568099
          ---------------         -----------      -------------------
          (State or other         (Commission         (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)



                    399 Park Avenue, New York, New York 10043
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (212) 559-1000
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

                            Citigroup Inc.
                      Current Report on Form 8-K

Item 5.  Other Events.

On April 16, 2001, Citigroup Inc. reported core income for the first quarter ended March 31, 2001, of $3.66 billion, a 7% decrease from the results recorded in the first quarter of 2000, which included exceptionally strong Investment Activities income. Excluding Investment Activities, core income increased 7% from the prior year first quarter. Income in the first quarter of 2001, prior to the cumulative effect of SFAS 133, was $3.58 billion, or $0.70 per share, fully diluted, reflecting an $80 million after-tax charge for severance and related costs associated with a reduction of staffing primarily in the Corporate businesses. Net income was $3.54 billion, or $0.69 per share, fully diluted, after a $42 million after-tax charge resulting from the adoption of SFAS 133, Accounting for Derivative Instruments and Hedging Activities.

During the first quarter:

      o Revenues rose 6% to $21.0 billion; excluding Investment Activities, revenues grew 11%;
      o Each of Citigroup's major business segments generated double-digit revenue growth and achieved record revenues;
      o     Citigroup generated a 22.5% return on equity;
      o Total equity (including trust preferred securities) increased to $73.6 billion, as of 3/31/01;
      o The Corporate and Investment Bank achieved significant market share gains in the quarter;
      o The businesses of Associates First Capital continued to be successfully integrated into Citigroup's operations.

"This is precisely the kind of market that demonstrates the power of our franchise," said Sanford I. Weill, Chairman and Chief Executive Officer of Citigroup. "The strength and diversity of our earnings by business, geography, and customer helped to deliver a strong bottom line in a period of market uncertainty. We were exceptionally pleased with the growth in our consumer, emerging markets, private banking and insurance franchises, which helped us achieve solid results despite the challenging markets. We are also excited by the ability of our Corporate business to produce solid results in a difficult market and to continue to increase its market share. One of our key priorities is to be the low cost provider in each of our businesses and, given the recent changes in economic conditions, we are focused on making certain that the cost structures of each of our businesses are appropriate for the current market environment. This commitment was reflected in the severance provision we took this quarter."

                                 GLOBAL CONSUMER
        1ST QUARTER CORE INCOME: $1.78 BILLION, UP 18% FROM $1.51 BILLION
                        REVENUES UP 10% TO $10.5 BILLION

Citigroup's Global Consumer businesses increased core income by 18% to $1.78 billion in the first quarter, led by continued strength in the company's U.S. banking and lending businesses, particularly in U.S. Cards, as well as growth in the company's businesses in Japan. Revenues rose 10%, to $10.5 billion, as strong loan and deposit volume growth offset slower investment sales, while expense growth was held to 3%. Credit costs rose 12% or $204 million, primarily in the U.S., driven by increased volumes as well as the impact of the slower economic environment. During the quarter, Citigroup took steps to enhance its position in the New York metropolitan retail banking market place with the announcement that it will acquire European American Bank. Citigroup has continued to expand its key products globally, as its Global Cards business grew to over 104 million card accounts in 46 countries, generating income of $598 million in the first quarter, up 25%. The Global Consumer Finance business earned $394 million in the quarter, rising 28% on the strength of 19% revenue growth.

o Core income from BANKING/LENDING rose 21% to $922 million led by NORTH AMERICAN CARDS, where income growth of 23% was driven by an expansion in the net interest margin of 77 basis points from the prior quarter, and receivables growth of 17% over the prior year. Income growth of 24% at CITIBANKING NORTH AMERICA reflected 10% deposit growth and stable margins, offset by lower investment product fees. MORTGAGE BANKING income growth of 17% reflected strong origination volume growth in mortgages, partly offset by spread compression for student loans. Income growth at CITIFINANCIAL of 18% was driven by 17% growth in receivables over the prior year.
o INSURANCE core income increased 11% to a record $422 million. PRIMERICA'S core income rose 5% as revenue growth of 4% was partly offset by continued expenditures related to international expansion. Production of SMART/SAFE loans was up 41%, and face amount of life insurance issued rose 9%, although mutual fund sales declined 17%. TRAVELERS LIFE AND ANNUITY income grew by 12%, driven by strong business volumes and higher net investment income. Sales momentum increased for both the group annuities and life insurance. TRAVELERS PROPERTY CASUALTY'S PERSONAL LINES income growth of 18% resulted from lower catastrophe losses and the incremental earnings from the minority interest buyback in the second quarter of 2000, partly offset by continued higher loss cost trends, as well as less prior year favorable reserve development. Net written premium growth, excluding SECURE, was 11%.
o INTERNATIONAL core income increased 9% to $515 million. In the developed markets of WESTERN EUROPE AND JAPAN (which include the consumer finance and card operations of the former Associates), income rose 25% to $315 million. Income growth for Western Europe was 14%. Japan's income growth of 32% reflected the substantial volume growth in the core deposit and consumer finance businesses as well as the contribution of the Diners Club and Unimat acquisitions in that market. Income for EMERGING MARKETS consumer declined 10% to $200 million, largely reflecting the 52% decrease in income in Latin America as a result of the negotiated settlement with the Mexican government relating to Confia, partly offset by lower credit costs in the region. Income for Asia (excluding Japan) rose 6% (or 19% excluding the negative impact of foreign currency translation) as lower investment products revenues were offset by a continued improvement in credit costs and by a gain on the contribution of Citigroup's insurance operations in Taiwan to its joint venture with Fubon. CEEMEA income growth of 27% resulted from increased loan and deposit volume across the region, partly offset by investments in new initiatives.


                                GLOBAL CORPORATE
       1ST QUARTER CORE INCOME: $1.75 BILLION, DOWN 7% FROM $1.89 BILLION
                         REVENUES UP 11% TO $9.5 BILLION

Income for the Global Corporate business of Citigroup declined 7% from the prior year's record results, but increased 38% from the fourth quarter of 2000. During the quarter the business took steps to align its cost structure with current market conditions, taking a $66 million charge for severance and related costs associated with a reduction in headcount. Net revenues were up 11% from one year ago, on broad-based market share gains, and Salomon Smith Barney remained the #2 Global Underwriter. During the quarter, the Corporate and Investment Bank led the industry in debt issuance, ranking #1 in U.S. and global investment grade corporate debt, and U.S. and global high yield. The firm also reinforced its leadership position in Japanese equities through its joint venture, Nikko Salomon Smith Barney, with a 65% market share. The continued success of Schroder Salomon Smith Barney was evidenced by substantial market share increases in Europe and the firm's #2 ranking in European fixed income, versus #4 one year ago. Among many notable transactions in the quarter was SSB's role as joint book and joint lead manager on France Telecom's $16.4 billion corporate bond issue, the largest in history. In the 78 countries where Citibank operates its Emerging Markets corporate bank, the company continues to increase market share and garner recognition, as GLOBAL FINANCE MAGAZINE just named Citibank "Best Bank in the World for Emerging Markets."

o THE CORPORATE AND INVESTMENT BANK reported core income of $1.01 billion, declining 21% (15% excluding the equity earnings of Nikko Securities) from the very strong results achieved in the prior year quarter, but increasing 74% from the fourth quarter of 2000. Net revenues of $5.66 billion increased 7% over the year ago quarter and 21% over the fourth quarter. Expense growth of 22% over last year was attributable to the addition of Schroders and Copelco (both acquired in the second quarter of 2000) and increased compensation costs and investment spending to expand product platforms. Compensation as a percentage of net revenues was comparable to the levels of the full year 2000, but higher than the year ago quarter. The business was also impacted by a $140 million increase in credit costs, to $230 million in the quarter, which included increased losses in CitiCapital. Income also reflected an $82 million year-over-year decline in the contribution from Nikko Securities (in which Citigroup has a 20.7% ownership position) due to the weak retail brokerage environment in Japan.

   Investment Banking revenue reached a record in the quarter, despite the decline in primary equity issuance, as a result of the completion of several major transactions, including the AOL/Time Warner merger and record levels of fixed income underwriting. Revenue for Global Fixed Income was also a record in the quarter driven by record new issuance and a substantial increase in market share, including a 24% market share for U.S. investment grade debt. Record revenue for Global Equities reflected market share gains and particularly strong performance in Japan and the U.S. The Nikko Salomon Smith Barney joint venture reported its best quarter since inception.

   Private client income fell 47% from the first quarter of 2000 and 8% from the fourth quarter of 2000, reflecting continued market volatility. Revenues declined 19% over the prior year period and 5% from the preceding quarter. While transactional revenues were down substantially from last year, fee-based revenues increased 5%, reflecting the Private Client group's continued emphasis on fee-based services. Assets under fee-based management remained stable at $186 billion. As a result of lower transactional activity, annualized gross production per Financial Consultant declined 27% to $439,000. During the quarter, the acquisition of Geneva Companies was completed, further expanding Private Client's leadership in serving owners of closely-held companies. Salomon Smith Barney also successfully launched its FDIC-insured bank deposit program, with bank deposits reaching $17 billion at quarter end.

   The contribution from CitiCapital fell 67% from the first quarter as a result of higher loss rates, primarily stemming from the transportation portfolio.

o EMERGING MARKETS CORPORATE BANKING AND TRANSACTION SERVICES reported a 26% increase in core income, to a record $454 million, driven by strong trading-related revenues in all regions, double digit revenue growth in transaction services, as well as the contribution of Bank Handlowy acquired in 2000. Expenses increased 19% (or 15% excluding Bank Handlowy), which reflected the acquisition as well as infrastructure investments in all regions. Credit costs continued to improve in all regions, declining by $40 million over the prior year.
o TRAVELERS PROPERTY CASUALTY COMMERCIAL LINES core income growth of 13% reflected the continued increases in pricing across all segments, as well as the minority interest buyback in the second quarter of 2000, partly offset by lower net investment income, higher loss cost trends and catastrophe losses related to the Seattle earthquake. Net written premiums increased 28%, which resulted from strong production in all channels as well as the impact of Reliance Surety and the purchase of renewal rights for Reliance's middle market business and Frontier specialty business.

                GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING
         1ST QUARTER CORE INCOME: $193 MILLION, UP 11% FROM $174 MILLION
                         REVENUES UP 14% TO $906 MILLION

Record core income for Citigroup's Global Investment Management and Private Banking Group reflected continued momentum in the Private Bank, strong net asset flows in Asset Management and expansion of activities in the retirement services market. The group recorded strong share gains through proprietary distribution channels throughout Citigroup, building market share in most categories. Revenues for the quarter rose 14%, led by the increased ownership stakes in Garante and Siembra in Retirement Services and improved revenues in the Private Bank.

o ASSET MANAGEMENT core income (including Retirement Services) was $96 million, up 2% from the prior year quarter, reflecting strong net asset flows which offset the impact of negative market activity on the group's assets under management. Revenues rose 19%, primarily due to the inclusion of pension fund acquisitions in Latin America completed over the past year. The 29% increase in expenses was attributable to the continued development of the group's sales and marketing capacity as well as its research, quantitative and technology platforms, the build-out of which is approximately 85% complete. Assets under management rose 1% to $393 billion.

   The group's long term mutual funds and managed account products sold through the Salomon Smith Barney retail channel rose 66% to $7.7 billion, representing 58% of this channel, and net flows were $4.8 billion in the quarter. The group's share of the Primerica channel rose to 59%, with $480 million in Citigroup Asset Management mutual and money funds sold. Sales through Citibank's global retail banking network reached $3.3 billion in the quarter. Share of the U.S. branch channel reached 75%, following the successful launch of the Smith Barney mutual funds in the third quarter of 2000. Institutional client assets rose to $156 billion, including $6 billion in assets raised from Corporate customers in the fourth quarter.

o Core income for the PRIVATE BANK increased 21% to a record $97 million. Revenue growth of 7%, as compared to a very strong prior year quarter, was driven by higher fees on investment products, partly offset by a 10% increase in expenses, primarily related to sales infrastructure. A significant decline in credit costs also contributed to income growth. Client business volumes rose 1% to $146 billion.


               CORPORATE/OTHER, E-CITI, AND INVESTMENT ACTIVITIES

The loss from CORPORATE/OTHER decreased over the first quarter of 2000, as a result of improved treasury results and the absence of Year 2000-related expenses which were included in the prior year quarter. Expenses in E-CITI continued to decline, at $7 million in the quarter. Income from INVESTMENT ACTIVITIES was $136 million, a sharp reduction from the exceptionally strong results of the first quarter of 2000, and included realized gains in the company's insurance portfolio offset by negative mark-to-market adjustments in the company's venture capital portfolio.

                                      # # #

FORWARD-LOOKING STATEMENTS

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. The Company's actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "target," "may increase," "may fluctuate," "may result in," "are projected," and similar expressions. These forward-looking statements involve risks and uncertainties including, but not limited to, the following: general economic conditions, including the performance of financial markets and interest rates; and Citigroup's ability to increase revenues and market share during a difficult market.

                                      # # #

A financial summary follows. Additional financial, statistical and business-related information, as well as business and segment trends, is included in the Financial Supplement.

                                                        FIRST QUARTER
 CITIGROUP SEGMENT INCOME                            --------------------
 (IN MILLIONS OF DOLLARS)                              2001         2000             % CHANGE
----------------------------------------------------------------------------------------------
 GLOBAL CONSUMER
    Citibanking North America ...............        $ 164         $ 132                24
    Mortgage Banking ........................           77            66                17
    North America Cards .....................          469           382                23
    CitiFinancial ...........................          212           179                18
                                                     --------------------
  Banking/Lending ...........................          922           759                21
                                                     --------------------
    Travelers Life and Annuity ..............          210           187                12
    Primerica Financial Services ............          125           119                 5
    Personal Lines ..........................           87            74                18
                                                     --------------------
  Insurance .................................          422           380                11
                                                     --------------------
    Western Europe ..........................          111            97                14
    Japan ...................................          204           155                32
    Emerging Markets Consumer Banking .......          200           222               (10)
                                                     --------------------
  Total International .......................          515           474                 9
                                                     --------------------
  e-Consumer ................................          (39)          (68)               43
  Other Consumer ............................          (43)          (39)              (10)
                                                     --------------------
  TOTAL GLOBAL CONSUMER .....................        1,777         1,506                18
                                                     --------------------

  GLOBAL CORPORATE
    Corporate Finance .......................          804           862                (7)
    Private Client ..........................          191           359               (47)
    CitiCapital .............................           19            57               (67)
                                                     --------------------
  Corporate and Investment Bank .............        1,014         1,278               (21)
                                                     --------------------
  Emerging Markets Corporate Banking
     & Global Transaction Services ..........          454           361                26
  Commercial Lines Insurance ................          278           247                13

                                                     --------------------
  TOTAL GLOBAL CORPORATE ....................        1,746         1,886                (7)
                                                     --------------------
  GLOBAL INVESTMENT MANAGEMENT AND
    PRIVATE BANKING
  Citigroup Asset Management ................           96            94                 2
  The Citigroup Private Bank ................           97            80                21

  TOTAL GLOBAL INVESTMENT MANAGEMENT                 --------------------
  AND PRIVATE BANKING .......................          193           174                11
                                                     --------------------

  INVESTMENT ACTIVITIES .....................          136           633               (79)

  CORPORATE/OTHER ...........................         (192)         (260)               26

  CORE INCOME ...............................        3,660         3,939                (7)

  Restructuring and Merger Related
    Items - After-Tax (A) ...................          (80)          (83)                4
                                                     --------------------
  INCOME BEFORE CUMULATIVE EFFECT OF ADOPTING
    SFAS NO.133 .............................        3,580         3,856                (7)
                                                     --------------------
  Effect of Adopting SFAS No. 133 ...........          (42)          -                  NM
                                                     --------------------

  NET INCOME ................................       $3,538       $ 3,856                (8)
==============================================================================================
  DILUTED EARNINGS PER SHARE:
  CORE INCOME ...............................       $ 0.71       $  0.76                (7)

  INCOME BEFORE CUMULATIVE EFFECT OF
    ADOPTING SFAS NO.133 ....................       $ 0.70       $  0.75                (7)
  NET INCOME ................................       $ 0.69       $  0.75                (8)
----------------------------------------------------------------------------------------------
Core Diluted Earnings Per Share Excluding
  Goodwill Amortization......................       $ 0.73       $  0.78                (6)

(A) Restructuring-related items in the 2001 first quarter includes $66 million of severance and other costs associated with the reduction of staff primarily at the Corporate and Investment Bank, and $14 million of accelerated depreciation. Restructuring-related items in the 2000 first quarter includes $71 million related to the discontinuation of the loan origination operations of Associates and $12 million of accelerated depreciation.

------------------------------------------------------------------------------------------------------------
                                                                                   FIRST QUARTER
 CORE INCOME SUPPLEMENTAL DISCLOSURE                                            ------------------
 (IN MILLIONS OF DOLLARS)                                                        2001       2000    % Change
------------------------------------------------------------------------------------------------------------
 CITIGROUP EMERGING MARKETS (EXCLUDING INVESTMENT ACTIVITIES)
 ASIA
  Consumer Banking ....................................................         $  150       $ 140        7
  Corporate ...........................................................            159         148        7
  Asset Management & Private Banking ..................................             28          21       33
                                                                                ------------------
TOTAL ASIA ............................................................         $  337       $ 309        9
                                                                                ------------------
LATIN AMERICA
  Consumer Banking ....................................................         $   34       $  67      (49)
  Corporate ...........................................................            184         173        6
  Asset Management & Private Banking ..................................             38          29       31
                                                                                ------------------
TOTAL LATIN AMERICA ...................................................         $  256       $ 269       (5)
                                                                                ------------------
CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA
  Consumer Banking ....................................................         $   18       $  15       20
  Corporate ...........................................................            158          93       70
  Asset Management & Private Banking ..................................              5           7      (29)
                                                                                ------------------
TOTAL CENTRAL AND EASTERN EUROPE, MIDDLE EAST AND AFRICA                        $  181       $ 115       57
                                                                                ------------------
Other .................................................................            (17)          7       NM
                                                                                ------------------
TOTAL EMERGING MARKETS ................................................         $  757       $ 700        8
===========================================================================================================

GLOBAL WEALTH MANAGEMENT
Private Client ........................................................         $  191       $ 359      (47)
Citigroup Asset Management ............................................             96          94        2
The Citigroup Private Bank ............................................             97          80       21
Global Consumer Investment, Life Insurance
  and Annuity Products ................................................            349         349        -
                                                                                ------------------
Total Global Wealth Management ........................................         $  733       $ 882      (17)
===========================================================================================================

GLOBAL CARDS
North America .........................................................         $  469       $ 382       23
International .........................................................            129          96       34
                                                                                ------------------
TOTAL GLOBAL CARDS ....................................................         $  598       $ 478       25
===========================================================================================================

GLOBAL CONSUMER FINANCE
North America .........................................................         $  212       $ 179       18
International .........................................................            182         130       40
                                                                                ------------------
TOTAL GLOBAL CONSUMER FINANCE .........................................         $  394       $ 309       28
===========================================================================================================
------------------------------------------------------------------------------------------------------------

    CITIGROUP -  QUARTERLY FINANCIAL DATA SUPPLEMENT

--------------------------------------------------------------------------------------------------------------------
                                                                                                     PAGE NUMBER
                                                                                                   -----------------
       CITIGROUP CONSOLIDATED
           Financial Summary                                                                              1
           Segment Net Revenues                                                                           2
           Segment Core Income                                                                            3

       Segment Detail GLOBAL CONSUMER:
             BANKING / LENDING
             Citibanking North America                                                                    4
             Mortgage Banking                                                                             5
             North America Cards                                                                          6
             CitiFinancial                                                                                7
             INSURANCE
             Travelers Life and Annuity                                                                   8
             Primerica Financial Services                                                                 9
             Personal Lines                                                                              10
             INTERNATIONAL
             Western Europe                                                                              11
             Japan                                                                                       12
             Asia                                                                                        13
             Latin America                                                                               14
             Central & Eastern Europe, Middle East & Africa                                              15
             OTHER CONSUMER                                                                              16
           GLOBAL CORPORATE:
             Corporate and Investment Bank                                                               17
             Salomon Smith Barney                                                                        18
             Emerging Markets Corporate Banking and Global Transaction Services                          19
             Commercial Lines                                                                            20
           GLOBAL INVESTMENT MANAGEMENT AND PRIVATE BANKING:
             Citigroup Asset Management                                                                  21
             The Citigroup Private Bank                                                                  22
           INVESTMENT ACTIVITIES                                                                         23

       CITIGROUP SUPPLEMENTAL DETAIL
           Consolidated Statement of Income                                                              24
           Earnings Analysis - Managed Basis                                                             25
           Consumer Loan Delinquency Amounts, Net Credit Losses and Ratios                               26
           Details of Credit Loss Experience                                                             27
           Cash Basis and Renegotiated Loans, Other Real Estate Owned and Assets Pending Disposition     28
           Insurance Investment Portfolio                                                                29
           Global Cards                                                                                  30
           Global Consumer Finance                                                                       31
           Global Corporate - Supplemental Product and Regional Results                                  32
           Citigroup Emerging Markets                                                                    33
           Global Wealth Management                                                                      34

       CITICORP SUPPLEMENTAL DATA                                                                        35

    ----------------------------------------------------------------------------------------------------------------

CITIGROUP -- FINANCIAL SUMMARY
(In millions of dollars, except per share amounts)


CITIGROUP, THE MOST GLOBAL FINANCIAL SERVICES COMPANY, PROVIDES SOME 120 MILLION CONSUMERS, CORPORATIONS, GOVERNMENTS AND INSTITUTIONS IN OVER 100 COUNTRIES WITH A BROAD RANGE OF FINANCIAL PRODUCTS AND SERVICES.

----------------------------------------------------------------------------------------------------------------------------------

                                                                           1Q           2Q        3Q         4Q
                                                                          2000         2000      2000       2000
                                                                        --------   ---------   ---------  -----------
Core Income                                                              $ 3,939    $ 3,341    $ 3,529    $   3,331
Restructuring and Merger-Related Items                                       (83)        (2)       (45)        (491)
Cumulative Effect of Accounting Change                                      --         --         --           --
                                                                         -------    -------    -------    ---------
NET INCOME                                                               $ 3,856    $ 3,339    $ 3,484    $   2,840
                                                                         =======    =======    =======    =========

BASIC EARNINGS PER SHARE:
CORE INCOME                                                              $  0.79    $  0.67    $  0.70    $    0.66
                                                                         =======    =======    =======    =========
NET INCOME                                                               $  0.77    $  0.67    $  0.69    $    0.57
                                                                         =======    =======    =======    =========

WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO BASIC EPS                                               4,975.5    4,977.1    4,978.7      4,976.5
                                                                         =======    =======    =======    =========

PREFERRED DIVIDENDS - BASIC                                              $    30    $    29    $    29    $      28
                                                                         =======    =======    =======    =========

DILUTED EARNINGS PER SHARE:
CORE INCOME                                                              $  0.76    $  0.65    $  0.68    $    0.65
                                                                         =======    =======    =======    =========
NET INCOME                                                               $  0.75    $  0.65    $  0.67    $    0.55
                                                                         =======    =======    =======    =========

CORE DILUTED EARNINGS PER SHARE EXCLUDING
      GOODWILL AMORTIZATION                                              $  0.78    $  0.67    $  0.70    $    0.67
                                                                         =======    =======    =======    =========

ADJUSTED WEIGHTED AVERAGE COMMON SHARES
   APPLICABLE TO DILUTED EPS                                             5,115.4    5,121.6    5,134.8      5,116.8
                                                                         =======    =======    =======    =========

PREFERRED DIVIDENDS - DILUTED                                            $    30    $    29    $    29    $      28
                                                                         =======    =======    =======    =========

COMMON SHARES OUTSTANDING, AT PERIOD END                                 5,028.4    5,027.2    5,026.2      5,022.2
                                                                         =======    =======    =======    =========

TIER 1 CAPITAL RATIO                                                        9.00%      8.03%      7.76%        8.38%
                                                                         =======    =======    =======    =========
TOTAL CAPITAL RATIO                                                        11.47%     10.34%      9.96%       11.23%
                                                                         =======    =======    =======    =========
LEVERAGE RATIO                                                              6.60%      5.99%      5.91%        5.97%
                                                                         =======    =======    =======    =========

TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                $ 821.0    $ 877.2    $ 896.6    $   902.2
                                                                         =======    =======    =======    =========
STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                        $  59.9    $  61.4    $  63.7    $    66.2
                                                                         =======    =======    =======    =========
STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)   $  64.8    $  66.3    $  68.6    $    71.1
                                                                         =======    =======    =======    =========

BOOK VALUE PER SHARE, AT PERIOD END                                      $ 11.57    $ 11.86    $ 12.33    $   12.84
                                                                         =======    =======    =======    =========

RETURN ON COMMON EQUITY (NET INCOME)                                       26.7%       22.9%      22.7%       17.9%
                                                                         =======    =======    =======    =========
RETURN ON COMMON EQUITY (CORE INCOME)                                      27.3%       22.9%      22.9%       21.0%
                                                                         =======    =======    =======    =========

-------------------------------------------------------------------------------------------------------------------------
                                                                                                     1Q 2001 VS.
                                                                                   1Q             1Q 2000 INCREASE/
                                                                                  2001               (DECREASE)
                                                                              -------------  ----------------------------
    Core Income                                                                    $ 3,660              (7%)
    Restructuring and Merger-Related Items                                             (80)
    Cumulative Effect of Accounting Change                                             (42)
                                                                              -------------
    NET INCOME                                                                     $ 3,538              (8%)
                                                                              =============

    BASIC EARNINGS PER SHARE:
    CORE INCOME                                                                     $ 0.73              (8%)
                                                                              =============
    NET INCOME                                                                      $ 0.70              (9%)
                                                                              =============

    WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO BASIC EPS                                                     4,984.7
                                                                              =============

    PREFERRED DIVIDENDS - BASIC                                                       $ 28
                                                                              =============

    DILUTED EARNINGS PER SHARE:
    CORE INCOME                                                                     $ 0.71              (7%)
                                                                              =============
    NET INCOME                                                                      $ 0.69              (8%)
                                                                              =============

    CORE DILUTED EARNINGS PER SHARE EXCLUDING
          GOODWILL AMORTIZATION                                                     $ 0.73              (6%)
                                                                              =============

    ADJUSTED WEIGHTED AVERAGE COMMON SHARES
       APPLICABLE TO DILUTED EPS                                                   5,110.0
                                                                              =============

    PREFERRED DIVIDENDS - DILUTED                                                     $ 28
                                                                              =============

    COMMON SHARES OUTSTANDING, AT PERIOD END                                       5,033.7
                                                                              =============

    TIER 1 CAPITAL RATIO                                                              8.5% *
                                                                              =============
    TOTAL CAPITAL RATIO                                                              11.3% *
                                                                              =============
    LEVERAGE RATIO                                                                    6.1% *
                                                                              =============

    TOTAL ASSETS, AT PERIOD END (IN BILLIONS)                                        $ 946 *
                                                                              =============
    STOCKHOLDERS' EQUITY, AT PERIOD END (IN BILLIONS)                               $ 68.7 *
                                                                              =============
    STOCKHOLDERS' EQUITY AND TRUST SECURITIES, AT PERIOD END (IN BILLIONS)          $ 73.6 *
                                                                              =============

    BOOK VALUE PER SHARE, AT PERIOD END                                            $ 13.29 *
                                                                              =============

    RETURN ON COMMON EQUITY (NET INCOME)                                             21.7% *
                                                                              =============
    RETURN ON COMMON EQUITY (CORE INCOME)                                            22.5% *
                                                                              =============


    *  Preliminary
-------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Page 1

    CITIGROUP -- SEGMENT NET REVENUES
    (In millions of dollars)


                                                                        1Q           2Q         3Q             4Q       1Q
                                                                       2000         2000       2000           2000     2001
                                                                   ----------    ---------   ---------     --------  --------
    GLOBAL CONSUMER:
    BANKING / LENDING
  Citibanking North America                                          $    579    $    567    $    567    $    564    $    613
  Mortgage Banking                                                        223         226         225         238         242
  North America Cards                                                   2,551       2,557       2,737       2,911       3,004
  CitiFinancial                                                         1,222       1,269       1,262       1,318       1,339
                                                                     --------    --------    --------    --------    --------
     Total Banking / Lending                                            4,575       4,619       4,791       5,031       5,198
Insurance
  Travelers Life and Annuity                                            1,010         983         899         999       1,130
  Primerica Financial Services                                            472         479         474         490         490
  Personal Lines                                                        1,034       1,050       1,058       1,088       1,080
                                                                     --------    --------    --------    --------    --------
     Total Insurance                                                    2,516       2,512       2,431       2,577       2,700
International
  Western Europe                                                          618         600         579         591         622
  Japan                                                                   593         664         714         816         826

  Asia                                                                    539         519         521         517         540
  Latin America                                                           513         466         436         526         471
  Central & Eastern Europe, Middle East and Africa                        100         106         110         117         131
                                                                     --------    --------    --------    --------    --------
  Total Emerging Markets Consumer Banking                               1,152       1,091       1,067       1,160       1,142
                                                                     --------    --------    --------    --------    --------
     Total International                                                2,363       2,355       2,360       2,567       2,590
e-Consumer                                                                 31          28          76          35          47
Other                                                                      33         (21)         94          33         (60)

                                                                     --------    --------    --------    --------    --------
  Total Global Consumer                                                 9,518       9,493       9,752      10,243      10,475
                                                                     --------    --------    --------    --------    --------
Global Corporate:
  Corporate Finance                                                     3,086       2,820       2,925       2,752       3,800
  Private Client                                                        1,916       1,690       1,681       1,628       1,547
  CitiCapital                                                             275         288         301         302         316
                                                                     --------    --------    --------    --------    --------
Corporate and Investment Bank                                           5,277       4,798       4,907       4,682       5,663
Emerging Markets Corporate Banking and Global Transaction Services      1,600       1,670       1,669       1,720       1,896
Commercial Lines                                                        1,719       1,788       1,928       2,062       1,970
                                                                     --------    --------    --------    --------    --------
  Total Global Corporate                                                8,596       8,256       8,504       8,464       9,529
                                                                     --------    --------    --------    --------    --------
Global Investment Management & Private Banking:
Citigroup Asset Management                                                436         479         490         486         517
The Citigroup Private Bank                                                362         338         337         369         389
                                                                     --------    --------    --------    --------    --------
  Total Global Investment Management & Private Banking                    798         817         827         855         906
                                                                     --------    --------    --------    --------    --------
Corporate / Other                                                         (89)       (159)       (170)       (256)        (97)
Investment Activities                                                   1,016         387         495         347         234

-----------------------------------------------------------------------------------------------------------------------------
Total Adjusted Net Revenues                                          $ 19,839    $ 18,794    $ 19,408    $ 19,653    $ 21,047
-----------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:
Citigroup Emerging Markets - Excl. Investment Activities             $  2,838    $  2,815    $  2,771    $  2,897    $  3,103
Global Wealth Management                                             $  4,384    $  4,127    $  4,039    $  4,099    $  4,209
Global Cards                                                         $  3,112    $  3,157    $  3,322    $  3,515    $  3,598
Global Consumer Finance                                              $  1,843    $  1,937    $  1,967    $  2,138    $  2,199

NM  Not Meaningful

Reclassified to conform to the current period's presentation



                                                                       1Q 2001 vs.
                                                                    1Q 2000 Increase/
                                                                       (Decrease)
                                                                    -----------------
    Global Consumer:
    Banking / Lending
  Citibanking North America                                                    6%
  Mortgage Banking                                                             9%
  North America Cards                                                         18%
  CitiFinancial                                                               10%

     Total Banking / Lending                                                  14%
Insurance
  Travelers Life and Annuity                                                  12%
  Primerica Financial Services                                                 4%
  Personal Lines                                                               4%

     Total Insurance                                                           7%
International
  Western Europe                                                               1%
  Japan                                                                       39%

  Asia                                                                        --
  Latin America                                                               (8%)
  Central & Eastern Europe, Middle East and Africa                            31%

  Total Emerging Markets Consumer Banking                                     (1%)

     Total International                                                      10%
e-Consumer                                                                    52
Other                                                                         NM



  Total Global Consumer                                                       10%

Global Corporate:
  Corporate Finance                                                           23%
  Private Client                                                             (19%)
  CitiCapital                                                                 15%

Corporate and Investment Bank                                                  7%
Emerging Markets Corporate Banking and Global Transaction Services            19%
Commercial Lines                                                              15%

  Total Global Corporate                                                      11%

Global Investment Management & Private Banking:
Citigroup Asset Management                                                    19%
The Citigroup Private Bank                                                     7%

  Total Global Investment Management & Private Banking                        14%

Corporate / Other                                                             (9%)
Investment Activities                                                        (77%)


Total Adjusted Net Revenues                                                    6%


SUPPLEMENTAL INFORMATION:
Citigroup Emerging Markets - Excl. Investment Activities                       9%
Global Wealth Management                                                      (4%)
Global Cards                                                                  16%
Global Consumer Finance                                                       19%

NM  Not Meaningful
Reclassified to conform to the current period's presentation


                                                                                                                        Page 2

    CITIGROUP -- SEGMENT CORE INCOME
    (In millions of dollars)


                                                                           1Q           2Q           3Q           4Q          1Q
                                                                          2000         2000         2000         2000        2001
                                                                      ----------   ----------   ----------     --------  ----------
    GLOBAL CONSUMER:
    BANKING / LENDING
  Citibanking North America                                            $   132       $  137      $   138       $  143     $   164
  Mortgage Banking                                                          66           71           77           84          77
  North America Cards                                                      382          390          494          529         469
  CitiFinancial                                                            179          205          213          213         212
                                                                       -------      -------      -------      -------      -------
     Total Banking / Lending                                               759          803          922          969         922
INSURANCE
  Travelers Life and Annuity                                               187          202          179          209         210
  Primerica Financial Services                                             119          125          124          124         125
  Personal Lines                                                            74           82           68           83          87
                                                                       -------      -------      -------      -------      -------
     Total Insurance                                                       380          409          371          416         422
INTERNATIONAL
  Western Europe                                                            97           92           95          108         111
  Japan                                                                    155          178          209          207         204
  Asia                                                                     141          140          140          132         149
  Latin America                                                             66           41           32           69          32
  Central & Eastern Europe, Middle East and Africa                          15           16           16           14          19
                                                                       -------      -------      -------      -------      -------
  Total Emerging Markets Consumer Banking                                  222          197          188          215         200
                                                                       -------      -------      -------      -------      -------
     Total International                                                   474          467          492          530         515
E-CONSUMER                                                                 (68)         (46)         (43)         (46)        (39)
OTHER                                                                      (39)         (36)          (9)          17         (43)

                                                                       -------      -------      -------      -------      -------
  TOTAL GLOBAL CONSUMER                                                  1,506        1,597        1,733        1,886       1,777
                                                                       -------      -------      -------      -------      -------
GLOBAL CORPORATE:
  Corporate Finance                                                        862          643          618          523         804
  Private Client                                                           359          254          250          207         191
  CitiCapital                                                               57            9            9         (146)         19
                                                                       -------      -------      -------      -------      -------
Corporate and Investment Bank                                            1,278          906          877          584       1,014
Emerging Markets Corporate Banking and Global Transaction Services         361          371          397          424         454
Commercial Lines                                                           247          272          317          257         278
                                                                       -------      -------      -------      -------      -------
  TOTAL GLOBAL CORPORATE                                                 1,886        1,549        1,591        1,265       1,746
                                                                       -------      -------      -------      -------      -------
GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                                  94           92           95           78          96
The Citigroup Private Bank                                                  80           79           80           85          97
                                                                       -------      -------      -------      -------      -------
  TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                     174          171          175          163         193
                                                                       -------      -------      -------      -------      -------
CORPORATE / OTHER                                                         (260)        (210)        (262)        (186)       (192)
INVESTMENT ACTIVITIES                                                      633          234          292          203         136


----------------------------------------------------------------------------------------------------------------------------------
TOTAL CORE INCOME                                                      $ 3,939      $ 3,341      $ 3,529      $ 3,331     $ 3,660
----------------------------------------------------------------------------------------------------------------------------------

SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES               $   700      $   630      $   642      $   686    $   757
GLOBAL WEALTH MANAGEMENT                                               $   882      $   772      $   756      $   717    $   733
GLOBAL CARDS                                                           $   478      $   516      $   607      $   653    $   598
GLOBAL CONSUMER FINANCE                                                $   309      $   359      $   379      $   387    $   394


                                                                             1Q 2001 VS.
                                                                           1Q 2000 INCREASE/
                                                                               (DECREASE)
                                                                         -------------------
    GLOBAL CONSUMER:
    BANKING / LENDING
  Citibanking North America                                                     24%
  Mortgage Banking                                                              17%
  North America Cards                                                           23%
  CitiFinancial                                                                 18%

     Total Banking / Lending                                                    21%
INSURANCE
  Travelers Life and Annuity                                                    12%
  Primerica Financial Services                                                   5%
  Personal Lines                                                                18%

     Total Insurance                                                            11%
INTERNATIONAL
  Western Europe                                                                14%
  Japan                                                                         32%
  Asia                                                                           6%
  Latin America                                                                (52%)
  Central & Eastern Europe, Middle East and Africa                              27%

  Total Emerging Markets Consumer Banking                                      (10%)

     Total International                                                         9%
E-CONSUMER                                                                      43%
OTHER                                                                          (10%)


  TOTAL GLOBAL CONSUMER                                                         18%

GLOBAL CORPORATE:
  Corporate Finance                                                             (7%)
  Private Client                                                               (47%)
  CitiCapital                                                                  (67%)

Corporate and Investment Bank                                                  (21%)
Emerging Markets Corporate Banking and Global Transaction Services              26%
Commercial Lines                                                                13%

  TOTAL GLOBAL CORPORATE                                                        (7%)

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING:
Citigroup Asset Management                                                       2%
The Citigroup Private Bank                                                      21

  TOTAL GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                          11%

CORPORATE / OTHER                                                               26%
INVESTMENT ACTIVITIES                                                          (79%)


TOTAL CORE INCOME                                                               (7%)


SUPPLEMENTAL INFORMATION:
CITIGROUP EMERGING MARKETS - EXCL. INVESTMENT ACTIVITIES                         8%
GLOBAL WEALTH MANAGEMENT                                                       (17%)
GLOBAL CARDS                                                                    25%
GLOBAL CONSUMER FINANCE                                                         28%

    Reclassified to conform to the current period's presentation.


                                                                                                                   Page 3


    GLOBAL CONSUMER - BANKING/LENDING
    CITIBANKING NORTH AMERICA
    (In millions of dollars)

                                                                     1Q             2Q          3Q          4Q          1Q
                                                                    2000           2000        2000        2000         2001
                                                                -------------  ---------    ---------   ----------   ---------

Total Revenues, Net of Interest Expense                           $   579      $   567      $   567      $   564      $   613
Adjusted Operating Expenses                                           348          331          328          328          335
Provision for Loan Losses                                               9            7            7            6            7
                                                                  -------      -------      -------      -------       -------
Core Income Before Taxes                                              222          229          232          230          271
Income Taxes                                                           90           92           94           87          107
                                                                  -------      -------      -------      -------      -------

Core Income                                                       $   132      $   137      $   138      $   143      $   164
                                                                  =======      =======      =======      =======      =======

Average Assets (in billions of dollars)                           $     9      $     9      $     9      $     9      $     9
                                                                  =======      =======      =======      =======      =======

Return on Assets                                                     5.90%        6.12%        6.10%        6.32%        7.39%
                                                                  =======      =======      =======      =======      =======

Average Loans (in billions of dollars)                            $   7.0      $   7.0      $   7.0      $   7.0      $   7.0
Average Customer Deposits (in billions of dollars)                $  43.6      $  44.3      $  44.8      $  46.0      $  48.0
EOP Accounts (in millions)                                            6.3          6.4          6.5          6.7          6.7

Non-Interest Revenue as a % of Total Revenues                        27.2%        26.6%        26.7%        25.0%        22.6%

Net Credit Loss Ratio (1)                                            1.00%        0.88%        0.86%        0.90%         .85%

Loans 90+Days Past Due:
  In millions of dollars                                          $    48      $    33      $    33      $    35      $    41
  %                                                                  0.68%        0.47%        0.46%        0.48%         .59%

Proprietary Mutual Funds / UIT                                    $   373      $   124      $   280      $   280      $   331
Proprietary Money Market Funds                                      1,015          679          748          690          958
                                                                  -------      -------      -------      -------      -------
Total Proprietary Funds                                             1,388          803        1,028          970        1,289
Third Party Funds                                                     947          599          426          346          420
                                                                  -------      -------      -------      -------      -------

Mutual Fund / UIT Sales at NAV (in millions of dollars)           $ 2,335      $ 1,402      $ 1,454      $ 1,316      $ 1,709
                                                                  =======      =======      =======      =======      =======
Variable Annuity Premiums & Deposits (in millions of dollars)     $   270      $   330      $   385      $   381      $   304

Branches                                                              371          367          367          367          368
ATM-only locations                                                    114          111          109          108
Proprietary ATMs                                                    2,092        2,086        2,080        2,080        2,055


                                                                    1Q 2001 VS.
                                                                1Q 2000 INCREASE/
                                                                    (DECREASE)
                                                              ------------------
Total Revenues, Net of Interest Expense                                  6%
Adjusted Operating Expenses                                             (4%)
Provision for Loan Losses                                              (22%)

Core Income Before Taxes                                                22%
Income Taxes                                                            19%


Core Income                                                             24%


Average Assets (in billions of dollars)                                 --


Return on Assets


Average Loans (in billions of dollars)                                  --
Average Customer Deposits (in billions of dollars)                      10%
EOP Accounts (in millions)                                               6%

Non-Interest Revenue as a % of Total Revenues

Net Credit Loss Ratio (1)

Loans 90+Days Past Due:
  In millions of dollars                                              (15%)
  %

Proprietary Mutual Funds / UIT                                        (11%)
Proprietary Money Market Funds                                         (6%)

Total Proprietary Funds                                                (7%)
Third Party Funds                                                     (56%)

Mutual Fund / UIT Sales at NAV (in millions of dollars)               (27%)

Variable Annuity Premiums & Deposits (in millions of dollars)          13%

Branches                                                               (1%)
ATM-only locations                                                     (6%)
Proprietary ATMs                                                       (2%)


    (1) The 4Q00 net credit loss ratio includes a 10 basis point increase related to the adoption of revised FFIEC write-off policies.

    Reclassified to conform to the current period's presentation.


                                                                                                                   Page 4

    GLOBAL CONSUMER - BANKING/LENDING
    MORTGAGE BANKING (1)
    (In millions of dollars)


                                                                           1Q           2Q             3Q             4Q
                                                                          2000         2000           2000           2000
                                                                        -------      --------      ----------     ---------

Total Revenues, Net of Interest Expense                                 $   223      $    226       $    225     $     238
Adjusted Operating Expenses                                                  99           102             92           101
Provision for Loan Losses                                                     9            (1)             1            (7)
                                                                        -------      --------      ----------    ---------
Core Income Before Taxes and Minority Interest                              115           125            132           144
Income Taxes                                                                 44            48             49            55
Minority Interest, Net of Tax                                                 5             6              6             5
                                                                        -------      --------      ---------     ---------
Core Income                                                             $    66      $     71      $      77     $      84
                                                                        =======      ========      =========     =========

Average Assets (in billions of dollars)                                 $    34      $     37      $      42     $      45
                                                                        =======      ========      =========     =========
Return on Assets                                                           0.78%         0.77%          0.73%         0.74%
                                                                        =======      ========      =========     =========
EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
Student Loans                                                               2.8           3.0            3.3           3.5
Mortgages                                                                   0.7           0.9            0.9           0.9
Consumer Finance                                                            0.1           0.1            0.1           0.1
                                                                        -------      --------      ---------     ---------
  Total                                                                     3.6           4.0            4.3           4.5
                                                                        =======      ========      =========     =========

TOTAL OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
Mortgages (2)                                                           $  20.1      $   21.6      $    23.7     $    25.8
Student Loans                                                              11.6          12.3           14.2          15.3
Consumer Finance                                                            0.4           0.5            0.7           0.9
                                                                        -------      --------      ---------     ---------
  Average Loans - On Balance Sheet                                         32.1          34.4           38.6          42.0
Other Serviced Loans                                                       54.1          59.9           61.8          62.6
                                                                        -------      --------      ---------     ---------
  Total                                                                 $  86.2      $   94.3      $   100.4     $   104.6
                                                                        =======      ========      =========     =========

Mortgage Originations (in billions of dollars)                          $   3.7      $    5.1      $     6.2     $     5.5
Student Loan Originations                                               $   1.0      $    0.7      $     1.4     $     1.3
Consumer Finance Originations                                           $   0.2      $    0.3      $     0.3     $     0.3


Net Credit Loss Ratio (3)                                                  0.19%         0.08%          0.09%         0.27%

Loans 90+ Days Past Due:
  In millions of dollars                                                $   733      $    722      $     723     $     846
  %                                                                        2.28%         2.10%          1.88%         2.01%

                                                                                          1Q 2001 VS.
                                                                             1Q        1Q 2000 INCREASE/
                                                                            2001          (DECREASE)
                                                                          ---------    ------------------
Total Revenues, Net of Interest Expense                                   $     242               9%
Adjusted Operating Expenses                                                     109              10%
Provision for Loan Losses                                                        --            (100%)
                                                                          ---------
Core Income Before Taxes and Minority Interest                                  133              16%
Income Taxes                                                                     51              16%
Minority Interest, Net of Tax                                                     5               -
                                                                          ---------
Core Income                                                               $      77              17%
                                                                          =========

Average Assets (in billions of dollars)                                   $      47              38%
                                                                          =========
Return on Assets                                                               0.66%
                                                                          =========
EOP ACCOUNTS OWNED AND SERVICED (IN MILLIONS):
Student Loans                                                                   3.5              25%
Mortgages                                                                       0.9              29%
Consumer Finance                                                                0.1               -
                                                                          ---------
  Total                                                                         4.5              25%
                                                                          =========

TOTAL OWNED AND SERVICED AVERAGE LOANS (IN BILLION OF DOLLARS):
Mortgages (2)                                                             $    26.9              34%
Student Loans                                                                  16.8              45%
Consumer Finance                                                                1.0             150%
                                                                          ---------
  Average Loans - On Balance Sheet                                             44.7              39%
Other Serviced Loans                                                           63.8              18%
                                                                          ---------
  Total                                                                   $   108.5              26%
                                                                          =========

Mortgage Originations (in billions of dollars)                            $     5.9              59%
Student Loan Originations                                                 $     1.5              50%
Consumer Finance Originations                                             $     0.3              50%


Net Credit Loss Ratio (3)                                                      0.06%

Loans 90+ Days Past Due:
  In millions of dollars                                                  $     957              31%
  %                                                                            2.14%

(1)   Includes Student Loans.
(2)   Includes loans held for sale.
(3) The 4Q00 net credit loss ratio includes a 16 basis point increase related to the adoption of revised FFIEC write-off policies.

      Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - BANKING/LENDING
    NORTH AMERICA CARDS (1)
    (In millions of dollars)


                                                                  1Q             2Q              3Q                4Q
                                                                 2000           2000            2000              2000
                                                             -------------  -------------  -------------     -------------
Adjusted Revenues, Net of Interest Expense                     $   2,551       $   2,557       $   2,737       $   2,911
Adjusted Operating Expenses                                          954             972           1,002           1,014
Adjusted Provision for Loan Losses (2)                               990             961             957           1,065
                                                               ---------       ---------       ---------       ---------
Core Income Before Taxes                                             607             624             778             832
Income Taxes                                                         225             234             284             303
                                                               ---------       ---------       ---------       ---------
Core Income                                                    $     382       $     390       $     494       $     529
                                                               =========       =========       =========       =========

Managed Average Assets (in billions of dollars)                $      90       $      94       $     101       $     106
                                                               =========       =========       =========       =========
Return on Managed Assets                                            1.71%           1.67%           1.95%           1.99%
                                                               =========       =========       =========       =========
N.A. CARDS DATA (3):
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (4)              $   1,956       $   1,899       $   2,055       $   2,198
% of Average Managed Loans                                          9.29%           8.66%           8.62%           8.83%

Risk Adjusted Revenue (in millions of dollars) (5)             $   1,471       $   1,516       $   1,701       $   1,769
% of Average Managed Loans                                          6.99%           6.91%           7.14%           7.11%

Adjusted Operating Expenses as % of Average Managed Loans           4.18%           4.13%           3.92%           3.77%

End of Period Managed Receivables                              $    86.1     $      92.3     $      97.7     $     103.2
Total EOP Open Accounts (in millions)                               78.5            83.9            89.4            90.8
Total Sales                                                    $    48.4     $      55.3     $      55.2     $      56.8

END OF PERIOD LOANS:
  On Balance Sheet                                             $    27.9     $      33.5     $      37.9     $      37.0
  Securitized                                                       54.5            51.6            53.3            57.2
  Held for Sale                                                      3.4             6.5             5.8             8.1
                                                               ---------       ---------       ---------       ---------
     Total                                                     $    85.8     $      91.6     $      97.0     $     102.3
                                                               =========       =========       =========       =========
AVERAGE LOANS:
  On Balance Sheet                                             $    26.9     $      32.1     $      36.9     $      36.9
  Securitized                                                       54.7            51.7            51.1            55.4
  Held for Sale                                                      3.1             4.4             6.8             6.7
                                                               ---------       ---------       ---------       ---------
     Total                                                     $    84.7     $      88.2     $      94.8     $      99.0
                                                               =========       =========       =========       =========
NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  On Balance Sheet                                             $     328       $     347       $     362       $     398
  Securitized                                                        631             561             524             592
  Held for Sale                                                       21              40              56              61
                                                               ---------       ---------       ---------       ---------
     Total                                                     $     980       $     948       $     942       $   1,051
                                                               =========       =========       =========       =========

Coincident Net Credit Loss Ratio                                    4.65%           4.32%           3.95%           4.22%
12 Month Lagged Net Credit Loss Ratio                               5.11%           4.81%           4.67%           5.16%

LOANS 90+ DAYS PAST DUE:
  In millions of dollars                                       $   1,424       $   1,320       $   1,463       $   1,573
  %                                                                 1.65%           1.44%           1.50%           1.54%

                                                                                           1Q 2001 VS.
                                                                  1Q                   1Q 2000 INCREASE/
                                                                 2001                      (DECREASE)
                                                             -------------            ------------------
Adjusted Revenues, Net of Interest Expense                     $     3,004                     18%
Adjusted Operating Expenses                                          1,039                      9%
Adjusted Provision for Loan Losses (2)                               1,221                     23%
                                                               -----------
Core Income Before Taxes                                               744                     23%
Income Taxes                                                           275                     22%
                                                               -----------
Core Income                                                    $       469                     23%
                                                               ===========

Managed Average Assets (in billions of dollars)                $       106                     18%
                                                               ===========
Return on Managed Assets                                              1.79%
                                                               ===========

N.A. CARDS DATA (3):
(in billions of dollars)

Net Interest Revenue (in millions of dollars) (4)              $     2,371                     21%
% of Average Managed Loans                                            9.60%

Risk Adjusted Revenue (in millions of dollars) (5)             $     1,699                     15%
% of Average Managed Loans                                            6.88%

Adjusted Operating Expenses as % of Average Managed Loans             3.88%

End of Period Managed Receivables                              $     100.5                     17%
Total EOP Open Accounts (in millions)                                 91.7                     17%
Total Sales                                                    $      51.2                      6%

END OF PERIOD LOANS:
  On Balance Sheet                                             $      32.6                     17%
  Securitized                                                         60.1                     10%
  Held for Sale                                                        7.0                    106%
                                                               -----------
     Total                                                     $      99.7                     16%
                                                               ===========

AVERAGE LOANS:
  On Balance Sheet                                             $      34.7                     29%
  Securitized                                                         58.5                      7%
  Held for Sale                                                        7.0                    126%
                                                               -----------
     Total                                                     $     100.2                     18%
                                                               ===========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
  On Balance Sheet                                             $       466                     42%
  Securitized                                                          667                      6%
  Held for Sale                                                         63                    200%
                                                               -----------
     Total                                                     $     1,196                     22%
                                                               ===========

Coincident Net Credit Loss Ratio                                      4.84%
12 Month Lagged Net Credit Loss Ratio                                 5.72%

LOANS 90+ DAYS PAST DUE:
  In millions of dollars                                       $     1,994                     40%
  %                                                                   2.00%


(1) Includes N.A. Bankcards, Associates Cards and Diners Club.
(2) On a managed basis.
(3) Excludes Diners Club
(4) Includes delinquency and other risk-based charges.
(5) Risk Adjusted Revenue is adjusted revenues less net credit losses.

Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - BANKING/LENDING
    CITIFINANCIAL
    (In millions of dollars)

                                                                 1Q             2Q             3Q             4Q
                                                                2000           2000           2000           2000
                                                            -------------- -------------  -------------  -------------

    Total Revenues, Net of Interest Expense*                $       1,222  $      1,269   $      1,262   $      1,318
    Adjusted Operating Expenses                                       536           571            568            581
    Provision for Benefits, Claims, and Credit Losses                 404           373            362            407
                                                            -------------  ------------   ------------   ------------
    Core Income Before Taxes                                          282           325            332            330
    Income Taxes                                                      103           120            119            117
                                                            -------------  ------------   ------------   ------------
    Core Income                                             $         179  $        205   $        213   $        213
                                                            =============  ============   ============   ============
    Average Assets (in billions of dollars)                 $          51  $         55   $         58   $         61
                                                            =============  ============   ============   ============
    Return on Assets                                                 1.41%         1.50%          1.46%          1.39%
                                                            =============  ============   ============   ============


    NET RECEIVABLES (IN BILLIONS OF DOLLARS):
      Real estate-secured loans (1)                         $        33.7  $       35.5   $       36.7   $       38.1
      Personal loans (2)                                              9.8           9.7            9.7            9.9
      Auto                                                            3.0           3.8            4.2            4.6
      Sales finance and other                                         2.8           2.6            2.6            2.7
                                                            -------------  ------------   ------------   ------------
         Total                                              $        49.3  $       51.6   $       53.2   $       55.3
                                                            =============  ============   ============   ============

    Number of offices                                               2,767         2,738          2,699          2,720

    Average yield (3)                                               14.26%        14.16%         14.11%         14.03%
    Average net interest margin (3)                                  8.21%         7.84%          7.61%          7.55%
    Net credit loss ratio (3)                                        2.92%         2.49%          2.33%          2.57%
    Loans 90+ Days Past Due:
      In millions of dollars                                $       1,044  $      1,033   $      1,084   $      1,272
      %                                                              2.11%         1.98%          2.00%          2.23%

    (1) Includes fully secured $.M.A.R.T. receivables,
      as follows:                                           $     4,106.1  $    4,415.7   $    4,695.7   $    5,170.3
    (2) Includes $.A.F.E. and partially secured $.M.A.R.T.
      receivables, as follows:                              $       319.1  $      315.7   $     311.6    $     309.3
    (3) Includes loans held for sale


                                                                                     1Q 2001 VS.
                                                                       1Q         1Q 2000 INCREASE/
                                                                      2001           (DECREASE)
                                                                  -------------   ------------------
    Total Revenues, Net of Interest Expense*                      $      1,339          10%
    Adjusted Operating Expenses                                            569           6%
    Provision for Benefits, Claims, and Credit Losses                      429           6%
                                                                  -------------
    Core Income Before Taxes                                               341           21%
    Income Taxes                                                           129           25%
                                                                  -------------
    Core Income                                                   $        212           18%
                                                                  =============
    Average Assets (in billions of dollars)                       $         63           24%
                                                                  =============
    Return on Assets                                                      1.36%
                                                                  =============


    NET RECEIVABLES (IN BILLIONS OF DOLLARS):
      Real estate-secured loans (1)                               $       40.3           20%
      Personal loans (2)                                                   9.8            -
      Auto                                                                 5.2           73%
      Sales finance and other                                              2.4          (14%)
                                                                  -------------
         Total                                                    $       57.7           17%
                                                                  =============

    Number of offices                                                    2,430          (12%)

    Average yield (3)                                                   13.93%
    Average net interest margin (3)                                      7.70%
    Net credit loss ratio (3)                                            2.57%
    Loans 90+ Days Past Due:
      In millions of dollars                                      $     1,599            53%
      %                                                                  2.77%

    (1) Includes fully secured $.M.A.R.T. receivables,
      as follows:                                                 $   5,613.3            37%
    (2) Includes $.A.F.E. and partially secured $.M.A.R.T.
      receivables, as follows:                                    $     296.5            (7%)
    (3) Includes loans held for sale



    * Excludes realized gains / (losses) on investments.

    GLOBAL CONSUMER - INSURANCE
    TRAVELERS LIFE AND ANNUITY
    (In millions of dollars)

                                                                    1Q             2Q               3Q               4Q
                                                                   2000           2000             2000             2000
                                                              -------------   -------------   --------------    --------------

Total Revenues, Net of Interest Expense*                        $   1,010        $     983        $     899        $     999
Total Operating Expenses                                              126               97              103               83
Provision for Benefits and Claims                                     603              586              531              605
                                                                ---------        ---------        ---------        ---------
Core Income Before Taxes                                              281              300              265              311
Income Taxes                                                           94               98               86              102
                                                                ---------        ---------        ---------        ---------
Core Income                                                     $     187        $     202        $     179        $     209
                                                                =========        =========        =========        =========


PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                            $     108        $     118        $     117        $     122
Group annuities                                                        92              114               91              123
Life and long term care insurance                                      60               55               40               46
Other (includes run-off and return on excess capital)                  21               13               17               20
                                                                ---------        ---------        ---------        ---------
    Total                                                       $     281        $     300        $     265        $     311
                                                                =========        =========        =========        =========

INDIVIDUAL ANNUITIES:

Net written premiums & deposits:
  Fixed                                                         $   293.5        $   302.6        $   320.3        $   350.0
  Variable                                                        1,245.0          1,258.5          1,273.6          1,247.7
  Individual Payout                                                  20.5             21.7             20.6             17.0
                                                                ---------        ---------        ---------        ---------
     Total                                                      $ 1,559.0        $ 1,582.8        $ 1,614.5        $ 1,614.7
                                                                =========        =========        =========        =========

Policyholder account balances & benefit reserves: (1)
  Fixed                                                         $ 7,911.3        $ 7,904.0        $ 7,939.8        $ 8,050.0
  Variable                                                       21,072.7         21,013.2         21,678.1         20,704.0
  Individual Payout                                                 619.6            626.2            630.0            630.3
                                                                ---------        ---------        ---------        ---------
     Total                                                      $29,603.6        $29,543.4        $30,247.9        $29,384.3
                                                                =========        =========        =========        =========

GROUP ANNUITIES:
Net written premiums & deposits (2)                             $ 1,456.9        $ 1,439.1        $ 1,481.8        $ 1,149.9
Policyholder account balances & benefit reserves: (1)
  GICs and other investment contracts                           $11,087.0        $11,204.2        $11,966.9        $12,598.6
  Payout group annuities                                          4,514.9          4,624.0          4,713.8          4,861.5
                                                                ---------        ---------        ---------        ---------
    Total                                                       $15,601.9        $15,828.2        $16,680.7        $17,460.1
                                                                =========        =========        =========        =========

INDIVIDUAL LIFE INSURANCE:

Net written premiums and deposits:
  Direct periodic premiums and deposits                         $   116.7        $   113.4        $   135.8        $   144.7
  Single premium deposits                                            18.3             21.0             22.3             37.6
  Reinsurance                                                       (19.1)           (20.3)           (21.4)           (23.0)
                                                                ---------        ---------        ---------        ---------
    Total                                                       $   115.9        $   114.1        $   136.7        $   159.3
                                                                =========        =========        =========        =========

Policyholder account balances & benefit reserves                $ 2,755.3        $ 2,801.9        $ 2,911.0        $ 2,983.3

Life insurance in force (in billions, face amt.)                $    61.7        $    63.2        $    65.2        $    66.9

Life insurance issued (in billions, face amt.)                  $     2.7        $     3.0        $     3.1        $     2.9


ALL BUSINESSES:
Net investment income (pretax)                                  $   594.9        $   639.1        $   609.1        $   655.9
Interest credited to contractholders                            $   244.7        $   248.7        $   266.7        $   290.4

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
  Statutory capital and surplus                                 $ 5,011.2        $ 4,977.4        $ 5,355.1        $ 5,123.4
  Surplus to liabilities ratio                                       20.5%            20.3%            21.3%            20.2%



                                                                                   1Q 2001 VS.
                                                                     1Q          1Q 2000 INCREASE/
                                                                    2001           (DECREASE)
                                                                --------------   ----------------
Total Revenues, Net of Interest Expense*                           $   1,130          12%
Total Operating Expenses                                                  88         (30%)
Provision for Benefits and Claims                                        729          21%
                                                                   ---------     --------
Core Income Before Taxes                                                 313          11%
Income Taxes                                                             103          10%
                                                                   ---------     --------
Core Income                                                        $     210          12%
                                                                   =========     ========


PRE-TAX CONTRIBUTION BY SOURCE:
Individual annuities                                               $     122          13%
Group annuities                                                          117          27%
Life and long term care insurance                                         63           5%
Other (includes run-off and return on excess capital)                     11         (48%)
                                                                   ---------     --------
    Total                                                          $     313          11%
                                                                   =========     ========

INDIVIDUAL ANNUITIES:
Net written premiums & deposits:
  Fixed                                                            $   427.2        46%
  Variable                                                           1,098.7       (12%)
  Individual Payout                                                     18.7        (9%)
                                                                   ---------     --------
     Total                                                         $ 1,544.6        (1%)
                                                                   =========     ========

Policyholder account balances & benefit reserves: (1)
  Fixed                                                            $ 8,271.7         5%
  Variable                                                          18,948.3       (10%)
  Individual Payout                                                    631.9         2%
                                                                   ---------        ----
     Total                                                         $27,851.9        (6%)
                                                                   =========        ====

GROUP ANNUITIES:
Net written premiums & deposits (2)                                $ 2,501.6        72%
Policyholder account balances & benefit reserves: (1)
  GICs and other investment contracts                              $13,732.0        24%
  Payout group annuities                                             5,140.5        14%
                                                                   ---------        ----
    Total                                                          $18,872.5        21%
                                                                   =========        ====

INDIVIDUAL LIFE INSURANCE:
Net written premiums and deposits:
  Direct periodic premiums and deposits                            $   187.0        60%
  Single premium deposits                                               47.2       158%
  Reinsurance                                                          (22.6)      (18%)
                                                                   ---------     --------
    Total                                                          $   211.6        83%
                                                                   =========        ====

Policyholder account balances & benefit reserves                   $ 3,085.1        12%

Life insurance in force (in billions, face amt.)                   $    69.4        12%

Life insurance issued (in billions, face amt.)                     $     3.8        41%


ALL BUSINESSES:
Net investment income (pretax)                                     $   654.9        10%
Interest credited to contractholders                               $   291.3        19%

STATUTORY DATA:
TRAVELERS INSURANCE COMPANY
  Statutory capital and surplus                                    $ 5,024.5        --
  Surplus to liabilities ratio                                          18.8%


(1)   Includes general account, separate accounts and managed funds.
(2) Excludes deposits of $28.0 for the first quarter of 2001 and $24.0, $45.0 and $251.0 in the first, second, and fourth quarters of 2000, related to Travelers plans previously managed externally.

*     Excludes realized gains / (losses) on investments.

    GLOBAL CONSUMER - INSURANCE
    PRIMERICA FINANCIAL SERVICES
    (In millions of dollars)

                                                                  1Q           2Q           3Q             4Q              1Q
                                                                 2000         2000         2000           2000            2001
                                                             ---------    -----------  ------------   -----------     ---------
Total Revenues, Net of Interest Expense*                      $    472      $    479      $    474      $    490      $    490
Total Operating Expenses                                           162           159           177           161           169
Provision for Benefits and Claims                                  125           126           106           139           128
                                                              --------      --------      --------      --------      --------
Core Income Before Taxes                                           185           194           191           190           193
Income Taxes                                                        66            69            67            66            68
                                                              --------      --------      --------      --------      --------
Core Income                                                   $    119      $    125      $    124      $    124      $    125
                                                              ========      ========      ========      ========      ========

LIFE INSURANCE
  Face value (in billions) of:
  Life insurance issued                                       $   15.0      $   18.5      $   16.8      $   17.1      $   16.3
  Life insurance in force                                     $  397.8      $  403.6      $  408.4      $  412.7      $  415.4

Annualized issued premiums                                    $   44.1      $   54.1      $   49.5      $   50.0      $   47.4
Direct premiums                                               $  324.5      $  330.9      $  333.3      $  337.6      $  340.4
Earned premiums                                               $  270.6      $  277.4      $  275.0      $  282.6      $  284.0

OTHER PRODUCTS
  Mutual fund sales at NAV:
  Proprietary                                                 $  465.0      $  468.7      $  448.5      $  428.9      $  479.9
  Other funds                                                    497.1         552.5         397.8         368.5         330.1
                                                              --------      --------      --------      --------      --------
     Total U.S. mutual fund sales                                962.1       1,021.2         846.3         797.4         810.0
  Mutual fund sales - Canada                                     228.8         128.1         117.4         119.0         183.8
                                                              --------      --------      --------      --------      --------
     Total mutual fund sales                                  $1,190.9      $1,149.3      $  963.7      $  916.4      $  993.8
                                                              ========      ========      ========      ========      ========

Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)            $  492.0      $  475.6      $  457.2      $  667.5      $  694.5

Variable annuity net written premiums and deposits            $  249.9      $  248.0      $  270.6      $  288.2      $  247.6

AGENTS LICENSED FOR:
  Life insurance                                                79,818        82,288        85,183        86,900        88,907
  Mutual funds                                                  25,570        25,968        27,300        27,961        27,671
  $.M.A.R.T. / $.A.F.E. loans                                   93,055        99,481       105,640       116,491       125,450
  Variable annuities                                            16,453        16,692        17,281        17,777        18,665
  Long term care                                                 8,010         7,785         9,612        10,134        10,869
  Home  &  auto insurance                                       13,238        13,038        12,194        11,647        11,275

Financial Needs Analyses submitted                             110,900       109,451       108,838       108,705       114,991



                                                         1Q 2001 VS.
                                                      1Q 2000 INCREASE/
                                                          (DECREASE)
                                                       ---------------
Total Revenues, Net of Interest Expense*                    4%
Total Operating Expenses                                    4%
Provision for Benefits and Claims                           2%

Core Income Before Taxes                                    4%
Income Taxes                                                3%

Core Income                                                 5%


LIFE INSURANCE
  Face value (in billions) of:
  Life insurance issued                                     9%
  Life insurance in force                                   4%

Annualized issued premiums                                  7%
Direct premiums                                             5%
Earned premiums                                             5%

OTHER PRODUCTS
  Mutual fund sales at NAV:
  Proprietary                                               3%
  Other funds                                             (34%)

     Total U.S. mutual fund sales                         (16%)
  Mutual fund sales - Canada                              (20%)

     Total mutual fund sales                              (17%)


Cash advanced on $.M.A.R.T. and $.A.F.E. loans (1)         41%

Variable annuity net written premiums and deposits         (1%)

AGENTS LICENSED FOR:
  Life insurance                                            11%
  Mutual funds                                               8%
  $.M.A.R.T. / $.A.F.E. loans                               35%
  Variable annuities                                        13%
  Long term care                                            36%
  Home  &  auto insurance                                  (15%)

Financial Needs Analyses submitted                           4%


(1) The $.M.A.R.T. and $.A.F.E. loan products are marketed by PFS; the receivables are reflected in the assets of CitiFinancial.



    * Excludes realized gains / (losses) on investments.



                                                                                                                   Page 9

    GLOBAL CONSUMER - INSURANCE
    PERSONAL LINES
    (In millions of dollars)


                                                                  1Q            2Q              3Q             4Q
                                                                 2000          2000            2000           2000
                                                             ----------   ------------      ----------     ----------
Total Revenues, Net of Interest Expense*                      $  1,034        $  1,050        $  1,058       $  1,088
Total Operating Expenses                                           250             256             246            250
Claims and Claim Adjustment Expenses                               659             673             717            718
                                                              --------        --------        --------       --------
Core Income Before Taxes and Minority Interest                     125             121              95            120
Income Taxes                                                        38              36              27             37
Minority Interest, Net of Tax                                       13               3            --             --
                                                              --------        --------        --------       --------
Core Income (1)                                               $     74        $     82        $     68       $     83
                                                              ========        ========        ========       ========

NET WRITTEN PREMIUMS BY PRODUCT LINE:
Auto                                                          $  588.7        $  614.7        $  608.7       $  596.1
Homeowners and other                                             307.9           378.6           397.1          372.5
                                                              --------        --------        --------       --------
  Total net written premiums (a)                              $  896.6        $  993.3        $1,005.8       $  968.6
                                                              ========        ========        ========       ========

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent agents                                            $  523.0        $ 592.8         $  612.3       $  578.8
Strategic distribution group                                     147.3          165.1            176.2          172.2
Domestics                                                        168.9          177.0            166.9          171.3
Other                                                             57.4           58.4             50.4           46.3
                                                              --------        --------        --------       --------
  Total net written premiums (a)                              $  896.6        $ 993.3         $1,005.8       $  968.6
                                                              ========        ========        ========       ========

STATUTORY RATIO DEVELOPMENT:
Earned premiums   (b)                                         $  917.2        $ 927.7         $  937.8       $  972.5

Losses and loss adjustment expenses  (c)                         661.5          674.0            719.3          721.0
Other underwriting expenses   (d)                                242.1          254.3            260.3          245.3
                                                              --------        --------        --------       --------
  Total deductions                                               903.6          928.3            979.6          966.3
                                                              --------        --------        --------       --------
Statutory underwriting gain/(loss)                            $   13.6        $  (0.6)        $  (41.8)      $    6.2
                                                              ========        ========        ========       ========

STATUTORY COMBINED RATIO:
Loss and loss adjustment expense ratio  (c / b)                   72.1%          72.7%           76.7%           74.1%
Other underwriting expense ratio   (d / a)                        27.0%          25.6%           25.9%           25.3%
                                                              --------        --------        --------       --------
  Combined ratio                                                  99.1%          98.3%          102.6%           99.4%
                                                              ========        ========        ========       ========

Net investment income (pre-tax)                               $  113.1        $ 115.2         $ 113.0        $  107.7
Effective tax rate on net investment income                       29.3%          29.5%           29.4%           29.2%
Catastrophe losses, net of reinsurance (after-tax)            $   30.4        $  17.2         $   1.9        $    4.1



                                                                        1Q 2001 VS.
                                                              1Q          1Q 2000 INCREASE/
                                                             2001            (DECREASE)
                                                        --------------  --------------------

Total Revenues, Net of Interest Expense*                   $ 1,080               4%
Total Operating Expenses                                       267               7%
Claims and Claim Adjustment Expenses                           688               4%
                                                           -------
Core Income Before Taxes and Minority Interest                 125              --
Income Taxes                                                    38              --
Minority Interest, Net of Tax                                 --               (100%)
                                                           -------
Core Income (1)                                            $    87               18%
                                                           =======

NET WRITTEN PREMIUMS BY PRODUCT LINE:
Auto                                                       $ 639.1                9%
Homeowners and other                                         322.7                5%
                                                           -------
  Total net written premiums (a)                           $ 961.8                7%
                                                           =======

NET WRITTEN PREMIUMS BY DISTRIBUTION CHANNEL:
Independent agents                                           561.8                7%
Strategic distribution group                                 165.7               12%
Domestics                                                    187.3               11%
Other                                                         47.0              (18%)
                                                           -------
  Total net written premiums (a)                           $ 961.8                7%
                                                           =======

STATUTORY RATIO DEVELOPMENT:
Earned premiums   (b)                                      $ 957.9                4%

Losses and loss adjustment expenses  (c)                     688.5                4%
Other underwriting expenses   (d)                            254.6                5%
                                                           -------
  Total deductions                                           943.1                4%
                                                           -------
Statutory underwriting gain/(loss)                            14.8                9%
                                                           =======

STATUTORY COMBINED RATIO:
Loss and loss adjustment expense ratio  (c / b)               71.9%
Other underwriting expense ratio   (d / a)                    26.5%
                                                           -------
  Combined ratio                                              98.4%
                                                           =======

Net investment income (pre-tax)                              114.1                1%
Effective tax rate on net investment income                   29.2%
Catastrophe losses, net of reinsurance (after-tax)         $  --               (100%)

(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.


    * Excludes realized gains / (losses) on investments.

Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - INTERNATIONAL
    WESTERN EUROPE
    (In millions of dollars)


                                                                  1Q        2Q          3Q             4Q         1Q
                                                                 2000      2000        2000           2000        2001
                                                             ---------   --------   ----------     --------      -------
Total Revenues, Net of Interest Expense                      $  618       $  600       $  579       $  591       $  622
Adjusted Operating Expenses                                     360          363          331          333          347
Provision for Benefits, Claims, and Credit Losses               104           92           97           97           99
                                                             ------       ------       ------       ------       ------
Core Income Before Taxes                                        154          145          151          161          176
Income Taxes                                                     57           53           56           53           65
                                                             ------       ------       ------       ------       ------
Core Income                                                  $   97       $   92       $   95       $  108       $  111
                                                             ======       ======       ======       ======       ======

Average Assets (in billions of dollars)                      $   22       $   21       $   21       $   21       $   21
                                                             ======       ======       ======       ======       ======
Return on Assets                                               1.77%        1.76%        1.80%        2.05%        2.14%
                                                             ======       ======       ======       ======       ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                        $  2.3       $  2.2       $  2.2       $  2.2       $  2.0
Mortgages                                                       2.1          2.1          2.1          2.1          2.2
Auto                                                            1.3          1.4          1.4          1.5          1.6
Personal                                                       10.1         10.0          9.9          9.9         10.4
Other                                                           1.1          1.1          1.1          1.0          1.1
                                                             ------       ------       ------       ------       ------
  Total                                                      $ 16.9       $ 16.8       $ 16.7       $ 16.7       $ 17.3
                                                             ======       ======       ======       ======       ======

Average Customer Deposits (in billions of dollars)           $ 13.0       $ 12.5       $ 12.1       $ 12.0       $ 12.9

EOP Accounts (in millions)                                      9.8          9.9         10.0         10.1          9.8
EOP Card Accounts (in millions)                                 2.4          2.5          2.5          2.6          2.1

Non-Interest Revenue as a % of Total Revenues                  32.3%        30.7%        30.8%        31.5%        28.9%

Net Credit Loss Ratio (1)                                      1.88%        1.84%        2.01%        2.40%        1.92%
Loan 90+ Days Past Due:
  In millions of dollars                                     $  899       $  892       $  829       $  835       $  785
  %                                                           5.31%        5.18%        5.09%        4.78%         4.68%

Proprietary Mutual Funds / UIT                               $  356       $  367       $  225       $  228       $  196
Proprietary Money Market Funds                                  193          109           98          104          154
                                                             ------       ------       ------       ------       ------
Total Proprietary Funds                                         549          476          323          332          350
Third Party Funds                                               469          326          436          337          322
                                                             ------       ------       ------       ------       ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)      $1,018       $  802       $  759       $  669       $  672
                                                             ======       ======       ======       ======       ======

Branches                                                        434          434          437          436          432
Consumer Finance Offices                                        128          131          132          130          130
ATM-only locations                                               33           34           36           33           45
Proprietary ATMs                                                839          859          875          883          888


                                                                   1Q 2001 VS.
                                                                1Q 2000 INCREASE/
                                                                   (DECREASE)
                                                                ------------------

    Total Revenues, Net of Interest Expense                            1%
    Adjusted Operating Expenses                                       (4%)
    Provision for Benefits, Claims, and Credit Losses                 (5%)

    Core Income Before Taxes                                           14%
    Income Taxes                                                       14%

    Core Income                                                        14%


    Average Assets (in billions of dollars)                           (5%)

    Return on Assets


    AVERAGE LOANS (IN BILLIONS OF DOLLARS)
    Cards                                                             (13%)
    Mortgages                                                          5%
    Auto                                                               23%
    Personal                                                           3%
    Other                                                               -

      Total                                                            2%


    Average Customer Deposits (in billions of dollars)                (1%)

    EOP Accounts (in millions)                                          -
    EOP Card Accounts (in millions)                                   (13%)

    Non-Interest Revenue as a % of Total Revenues

    Net Credit Loss Ratio (1)
    Loan 90+ Days Past Due:
      In millions of dollars                                          (13%)
      %

    Proprietary Mutual Funds / UIT                                    (45%)
    Proprietary Money Market Funds                                    (20%)

    Total Proprietary Funds                                           (36%)
    Third Party Funds                                                 (31%)

    Mutual Fund / UIT Sales at NAV (in millions of dollars)           (34%)


    Branches                                                            -
    Consumer Finance Offices                                           2%
    ATM-only locations                                                 36%
    Proprietary ATMs                                                   6%



(1) The 4Q00 net credit loss ratio includes a 24 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - INTERNATIONAL
    JAPAN
    (In millions of dollars)


                                                                  1Q             2Q             3Q            4Q
                                                                 2000           2000           2000          2000
                                                             -------------  -------------  ------------- --------------

    Total Revenues, Net of Interest Expense                         $ 593          $ 664          $ 714          $ 816
    Adjusted Operating Expenses                                       243            261            268            355
    Provision for Benefits, Claims, and Credit Losses                 105            121            127            147
                                                             -------------  -------------  ------------- --------------
    Core Income Before Taxes                                          245            282            319            314
    Income Taxes                                                       90            104            110            107
                                                             -------------  -------------  ------------- --------------
    Core Income                                                     $ 155          $ 178          $ 209          $ 207
                                                             =============  =============  ============= ==============

    Average Assets (in billions of dollars)                          $ 15           $ 16           $ 18           $ 20
                                                             =============  =============  ============= ==============
    Return on Assets                                                4.16%          4.47%          4.62%          4.12%
                                                             =============  =============  ============= ==============


    AVERAGE LOANS (IN BILLIONS OF DOLLARS)
    Mortgages                                                       $ 3.4          $ 3.8          $ 4.2          $ 4.2
    Cards                                                             0.8            1.1            1.1            1.1
    Personal                                                          5.2            6.0            6.9            8.0
    Other                                                             0.2            0.2            0.2            0.3
                                                             -------------  -------------  ------------- --------------
      Total                                                         $ 9.6         $ 11.1         $ 12.4         $ 13.6
                                                             =============  =============  ============= ==============

    Average Customer Deposits (in billions of dollars)             $ 13.1         $ 13.5         $ 13.9         $ 13.9

    EOP Accounts (in millions)                                        4.0            4.2            4.7            4.8
    EOP Card Accounts (in millions)                                   0.9            0.9            1.0            1.0

    Non-Interest Revenue as a % of Total Revenues                   11.0%          12.0%          11.0%          10.4%

    Net Credit Loss Ratio                                           3.68%          3.19%          3.15%          3.81%

    Loan 90+ Days Past Due:
      In millions of dollars                                        $ 103          $ 100          $ 105          $ 101
      %                                                             0.99%          0.83%          0.76%          0.73%

    Proprietary Mutual Funds / UIT                                   $ 67           $ 78          $ 178           $ 75
    Proprietary Money Market Funds                                    273            246            207             71
                                                             -------------  -------------  ------------- --------------
    Total Proprietary Funds                                           340            324            385            146
    Third Party Funds                                                 113            104             36            110
                                                             -------------  -------------  ------------- --------------
    Mutual Fund / UIT Sales at NAV (in millions of dollars)         $ 453          $ 428          $ 421          $ 256
                                                             =============  =============  ============= ==============

    Branches                                                           22             22             22             22
    Consumer Finance Offices                                          685            751            878            902
    ATM-only locations/Unmanned Kiosks                                 78            110            139            161
    Proprietary ATMs                                                   61             61             61             61


                                                                             1Q 2001 VS.
                                                                 1Q       1Q 2000 INCREASE/
                                                                2001         (DECREASE)
                                                              -------     -----------------
Total Revenues, Net of Interest Expense                       $  826            39%
Adjusted Operating Expenses                                      346            42%
Provision for Benefits, Claims, and Credit Losses                162            54%
                                                              ------
Core Income Before Taxes                                         318            30%
Income Taxes                                                     114            27%
                                                              ------
Core Income                                                   $  204            32%
                                                              ======

Average Assets (in billions of dollars)                       $   19            27%
                                                              ======
Return on Assets                                                4.35%
                                                              ======


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                     $  4.2            24%
Cards                                                            1.0            25%
Personal                                                         7.9            52%
Other                                                            0.4           100%
                                                              ------
  Total                                                       $ 13.5           41%
                                                              ======

Average Customer Deposits (in billions of dollars)            $ 14.3            9%

EOP Accounts (in millions)                                       4.9            23%
EOP Card Accounts (in millions)                                  1.0            11%

Non-Interest Revenue as a % of Total Revenues                    9.4%

Net Credit Loss Ratio                                           4.06%

Loan 90+ Days Past Due:
  In millions of dollars                                      $  107             4%
  %                                                             0.81%

Proprietary Mutual Funds / UIT                                $   99            48%
Proprietary Money Market Funds                                    91           (67%)
                                                              ------
Total Proprietary Funds                                          190           (44%)
Third Party Funds                                                 92           (19%)
                                                              ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)       $  282           (38%)
                                                              ======

Branches                                                          22          --
Consumer Finance Offices                                         902            32%
ATM-only locations/Unmanned Kiosks                               205           163%
Proprietary ATMs                                                  61          --


Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - INTERNATIONAL
    ASIA  (EXCLUDING JAPAN)
    (In millions of dollars)


                                                                  1Q             2Q             3Q            4Q
                                                                 2000           2000           2000          2000
                                                             -------------  -------------  ------------- --------------

Total Revenues, Net of Interest Expense                         $  539          $  519          $  521          $  517
Adjusted Operating Expenses                                        245             240             233             246
Provision for Benefits, Claims, and Credit Losses                   74              62              71              66
                                                                ------          ------          ------          ------
Core Income Before Taxes                                           220             217             217             205
Income Taxes                                                        79              77              77              73
                                                                ------          ------          ------          ------
Core Income                                                     $  141          $  140          $  140          $  132
                                                                ======          ======          ======          ======

Average Assets (in billions of dollars)                         $   27          $   26          $   27          $   26
                                                                ======          ======          ======          ======
Return on Assets                                                  2.10%           2.17%           2.06%           2.02%
                                                                ======          ======          ======          ======


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                       $ 12.5          $ 12.2          $ 12.0          $ 11.6
Cards                                                              4.7             4.7             4.8             4.8
Auto                                                               2.3             2.3             2.4             2.4
Personal                                                           1.2             1.2             1.3             1.3
Other                                                              1.9             1.8             1.8             1.7
                                                                ------          ------          ------          ------
  Total                                                         $ 22.6          $ 22.2          $ 22.3          $ 21.8
                                                                ======          ======          ======          ======

Average Customer Deposits (in billions of dollars)              $ 33.3          $ 33.5          $ 34.2          $ 34.2

EOP Accounts (in millions)                                         7.3             7.5             7.8             8.1
EOP Card Accounts (in millions)                                    4.4             4.5             4.7             4.9

Non-Interest Revenue as a % of Total Revenues                     34.5%           31.1%           32.4%           30.7%

Net Credit Loss Ratio                                             1.24%           1.07%           1.14%           1.18%

Loans 90+ Days Past Due:
  In millions of dollars                                        $  433          $  396          $  350          $  335
  %                                                               1.92%           1.75%           1.57%           1.51%

Proprietary Mutual Funds / UIT                                  $  115          $  126          $  149          $  215
Proprietary Money Market Funds                                      67              60              49              97
                                                                ------          ------          ------          ------
Total Proprietary Funds                                            182             186             198             312
Third Party Funds                                                1,823             825             953             970
                                                                ------          ------          ------          ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)         $2,005          $1,011          $1,151          $1,282
                                                                ======          ======          ======          ======

Branches                                                            71              73              76              77
ATM-only locations                                                  79              75              74              73
Proprietary ATMs                                                   300             300             301             303


                                                                                  1Q 2001 VS.
                                                                     1Q         1Q 2000 INCREASE/
                                                                    2001           (DECREASE)
                                                                -------------   -----------------
Total Revenues, Net of Interest Expense                               $  540            --
Adjusted Operating Expenses                                              242              (1%)
Provision for Benefits, Claims, and Credit Losses                         62             (16%)
                                                                      ------          ------
Core Income Before Taxes                                                 236               7%
Income Taxes                                                              87              10%
                                                                      ------          ------
Core Income                                                           $  149               6%
                                                                      ======

Average Assets (in billions of dollars)                               $   25              (7%)
                                                                      ======
Return on Assets                                                        2.42%
                                                                      ======


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Mortgages                                                             $ 11.5              (8%)
Cards                                                                    4.8               2%
Auto                                                                     2.5               9%
Personal                                                                 1.3               8%
Other                                                                    1.6             (16%)
                                                                      ------
  Total                                                               $ 21.7              (4%)
                                                                      ======

Average Customer Deposits (in billions of dollars)                    $ 35.1               5%

EOP Accounts (in millions)                                               8.4              15%
EOP Card Accounts (in millions)                                          5.1              16%

Non-Interest Revenue as a % of Total Revenues                           31.5%

Net Credit Loss Ratio                                                   1.14%

Loans 90+ Days Past Due:
  In millions of dollars                                              $  334             (23%)
  %                                                                     1.58%

Proprietary Mutual Funds / UIT                                        $  121               5%
Proprietary Money Market Funds                                            90              34%
                                                                      ------
Total Proprietary Funds                                                  211              16%
Third Party Funds                                                        812             (55%)
                                                                      ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)               $1,023             (49%)
                                                                      ======

Branches                                                                  77               8%
ATM-only locations                                                        77              (3%)
Proprietary ATMs                                                         303               1%



Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - INTERNATIONAL
    LATIN AMERICA
    (In millions of dollars)

                                                                   1Q             2Q             3Q             4Q
                                                                  2000           2000           2000           2000
                                                              -------------  -------------  -------------- --------------

Total Revenues, Net of Interest Expense (1)                     $  513          $  466          $  436          $  526
Adjusted Operating Expenses                                        323             327             318             339
Provision for Benefits, Claims, and Credit Losses (1)               90              76              69             100
                                                                ------          ------          ------          ------
Core Income Before Taxes                                           100              63              49              87
Income Taxes                                                        34              22              17              18
                                                                ------          ------          ------          ------
Core Income                                                     $   66          $   41          $   32          $   69
                                                                ======          ======          ======          ======

Average Assets (in billions of dollars)                         $   14          $   12          $   11          $   11
                                                                ======          ======          ======          ======
Return on Assets                                                  1.90%           1.37%           1.16%           2.50%
                                                                ======          ======          ======          ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                           $  1.8          $  1.8          $  1.7          $  1.7
Mortgages                                                          2.0             2.0             2.1             2.1
Auto                                                               1.4             1.0             0.9             0.9
Personal                                                           1.8             1.8             1.8             1.8
Other                                                              0.6             0.6             0.5             0.5
                                                                 ------          ------          ------         ------
  Total                                                         $  7.6          $  7.2          $  7.0          $  7.0
                                                                ======          ======          ======          ======

Average Customer Deposits (in billions of dollars)              $ 13.8          $ 13.7          $ 13.6          $ 13.5

EOP Accounts (in millions)                                         8.9             9.3             9.3             9.3
EOP Card Accounts (in millions)                                    2.0             1.9             1.9             2.0

Non-Interest Revenue as a % of Total Revenues                     36.7%           37.4%           39.8%           45.9%

Net Credit Loss Ratio (2)                                         4.77%           4.25%           3.89%           5.58%

Loan 90+ Days Past Due:
  In millions of dollars                                        $  333          $  323          $  319          $  250
  %                                                               4.58%           4.52%           4.55%           3.66%

Proprietary Mutual Funds/UIT Funds                              $  357          $  193          $  294          $  185
Proprietary Money Market Funds                                   1,174           1,167             939             996
                                                                 ------          ------          ------         ------
Total Proprietary Funds                                         $1,531          $1,360          $1,233          $1,181
Third Party Funds                                                  218             146             126             129
                                                                 ------          ------          ------         ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)         $1,749          $1,506          $1,359          $1,310
                                                                ======          ======          ======          ======

Branches                                                           453             447             404             406
Consumer Finance Offices                                           101             101             101             110
ATM-only locations                                                  84              84              89              85
Proprietary ATMs                                                   749             753             730             718


                                                                                  1Q 2001 VS.
                                                                    1Q         1Q 2000 INCREASE/
                                                                   2001           (DECREASE)
                                                               --------------  ------------------
Total Revenues, Net of Interest Expense (1)                        $  471              (8%)
Adjusted Operating Expenses                                           337               4%
Provision for Benefits, Claims, and Credit Losses (1)                  89              (1%)
                                                                   ------
Core Income Before Taxes                                               45             (55%)
Income Taxes                                                           13             (62%)
                                                                   ------
Core Income                                                        $   32             (52%)
                                                                   ======

Average Assets (in billions of dollars)                            $   13              (7%)
                                                                   ======
Return on Assets                                                     1.00%
                                                                   ======

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                              $  1.7              (6%)
Mortgages                                                             2.1               5%
Auto                                                                  0.8             (43%)
Personal                                                              1.8            --
Other                                                                 0.4             (33%)
                                                                   ------
  Total                                                            $  6.8             (11%)
                                                                   ======

Average Customer Deposits (in billions of dollars)                 $ 13.8            --

EOP Accounts (in millions)                                            9.4               6%
EOP Card Accounts (in millions)                                       2.0            --

Non-Interest Revenue as a % of Total Revenues                        39.6%

Net Credit Loss Ratio (2)                                            4.24%

Loan 90+ Days Past Due:
  In millions of dollars                                           $  318              (5%)
  %                                                                  4.76%

Proprietary Mutual Funds/UIT Funds                                 $  459              29%
Proprietary Money Market Funds                                        826             (30%)
                                                                   ------
Total Proprietary Funds                                            $1,285             (16%)
Third Party Funds                                                     148             (32%)
                                                                   ------
Mutual Fund / UIT Sales at NAV (in millions of dollars)            $1,433             (18%)
                                                                   ======

Branches                                                              404             (11%)
Consumer Finance Offices                                              120              19%
ATM-only locations                                                     86               2%
Proprietary ATMs                                                      727              (3%)

(1) Includes a fourth quarter 2000 year-to-date reclassification which increased both Revenues and Provision for Benefits, Claims, and Credit Losses by $26 million.
(2) The 4Q00 net credit loss ratio includes a 232 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER - INTERNATIONAL
    CENTRAL & EASTERN EUROPE, MIDDLE EAST & AFRICA
    (In millions of dollars)


                                                                   1Q         2Q             3Q          4Q              1Q
                                                                  2000       2000           2000        2000            2001
                                                              ---------    --------      ---------   ----------      ---------

Total Revenues, Net of Interest Expense                         $100          $106          $110          $117          $131
Adjusted Operating Expenses                                       67            72            78            88            92
Provision for Benefits, Claims, and Credit Losses                 10             8             7             8             9
                                                                ----          ----          ----          ----          ----
Core Income Before Taxes                                          23            26            25            21            30
Income Taxes                                                       8            10             9             7            11
                                                                ----          ----          ----          ----          ----
Core Income                                                     $ 15          $ 16          $ 16          $ 14          $ 19
                                                                ====          ====          ====          ====          ====

Average Assets (in billions of dollars)                         $  3          $  3          $  3          $  4          $  4
                                                                ====          ====          ====          ====          ====
Return on Assets                                                2.01%         2.15%         2.12%         1.39%         1.93%
                                                                ====          ====          ====          ====          ====

AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                           $0.5          $0.5          $0.6          $0.6          $0.6
Mortgages                                                        0.2           0.2           0.2           0.2           0.2
Auto                                                             0.3           0.3           0.3           0.3           0.4
Personal                                                         0.4           0.4           0.4           0.5           0.5
Other                                                            0.5           0.5           0.4           0.4           0.5
                                                                ----          ----          ----          ----          ----
  Total                                                         $1.9          $1.9          $1.9          $2.0          $2.2
                                                                ====          ====          ====          ====          ====

Average Customer Deposits (in billions of dollars)              $3.6          $3.7          $3.9          $4.2          $5.6

EOP Accounts (in millions)                                       2.2           2.4           2.7           2.8           3.3
EOP Card Accounts (in millions)                                  1.5           1.6           1.7           1.8           1.9

Non-Interest Revenue as a % of Total Revenues                   42.3%         42.5%         40.1%         40.8%         39.1%

Net Credit Loss Ratio (1)                                       2.60%         1.66%         1.45%         2.10%         1.66%

Loans 90+ Days Past Due:
 In millions of dollars                                         $ 40          $ 38          $ 34          $ 32          $ 33
%                                                               2.16%         1.95%         1.73%         1.37%         1.40%

Proprietary Mutual Funds / UIT                                  $  8          $ 19          $ 11          $  9          $  4
Proprietary Money Market Funds                                   --            --              1           --            --
                                                                ----          ----          ----          ----          ----
Total Proprietary Funds                                            8            19            12             9             4
Third Party Funds                                                154           118            72            36            91
                                                                ----          ----          ----          ----          ----
Mutual Fund / UIT Sales at NAV (in millions of dollars)         $162          $137          $ 84          $ 45          $ 95
                                                                ====          ====          ====          ====          ====

Branches                                                          36            41            55            58           169
ATM-only locations                                                50            53            57            65            76
Proprietary ATMs                                                 112           113           119           129           144

                                                                   1Q 2001 VS.
                                                                1Q 2000 INCREASE/
                                                                   (DECREASE)
                                                                ------------------
Total Revenues, Net of Interest Expense                                  31%
Adjusted Operating Expenses                                              37%
Provision for Benefits, Claims, and Credit Losses                       (10%)

Core Income Before Taxes                                                 30%
Income Taxes                                                             38%

Core Income                                                              27%


Average Assets (in billions of dollars)                                  33%

Return on Assets


AVERAGE LOANS (IN BILLIONS OF DOLLARS)
Cards                                                                    20%
Mortgages                                                                --
Auto                                                                     33%
Personal                                                                 25%
Other                                                                    --

  Total                                                                  16%


Average Customer Deposits (in billions of dollars)                       56%

EOP Accounts (in millions)                                               50%
EOP Card Accounts (in millions)                                          27%

Non-Interest Revenue as a % of Total Revenues                            (8%)

Net Credit Loss Ratio (1)

Loans 90+ Days Past Due:
 In millions of dollars                                                 (18%)
%

Proprietary Mutual Funds / UIT                                          (50%)
Proprietary Money Market Funds                                           --

Total Proprietary Funds                                                 (50%)
Third Party Funds                                                       (41%)

Mutual Fund / UIT Sales at NAV (in millions of dollars)                 (41%)


Branches                                                                369%
ATM-only locations                                                       52%
Proprietary ATMs                                                         29%

(1) The 4Q00 net credit loss ratio includes a 59 basis point increase related to the adoption of revised FFIEC write-off policies.

Reclassified to conform to the current period's presentation.

    GLOBAL CONSUMER
    OTHER CONSUMER (1)
    (In millions of dollars)

                                                                                                       1Q 2001 VS.
                                                    1Q         2Q        3Q        4Q       1Q      1Q 2000 INCREASE/
                                                   2000       2000      2000      2000     2001        (DECREASE)
                                                   -----      -----     -----     -----    -----    -----------------
Total Revenues, Net of Interest Expense            $  33      $ (21)    $  94     $  33    $ (60)         NM
Adjusted Operating Expenses                          101         49        84        17       38         (62%)
Provision for Loan Losses                             (4)        (8)       26        (9)     (30)         NM
                                                   -----      -----     -----     -----    -----
Core Income (Loss) Before Taxes (Benefits)           (64)       (62)      (16)       25      (68)         (6%)
Income Taxes (Benefits)                              (25)       (26)       (7)        8      (25)          --
                                                   -----      -----     -----     -----    -----
Core Income (Loss)                                 $ (39)     $ (36)    $  (9)    $  17    $ (43)        (10%)
                                                   =====      =====     =====     =====    =====

(1) Includes unallocated marketing, staff expenses, and certain treasury functions.

NM Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
CORPORATE AND INVESTMENT BANK
(In millions of dollars)

                                                                                                                   1Q 2001 VS.
                                                   1Q          2Q             3Q          4Q           1Q        1Q 2000 INCREASE/
                                                  2000        2000           2000        2000         2001          (DECREASE)
                                                ---------- -----------     ----------  ----------   ----------   ---------------
Revenues:
  Commissions and Fees                            $ 1,339     $ 1,049        $ 1,021     $ 1,074      $ 1,045        (22%)
  Asset Management and Administration Fees            500         546            551         572          536          7%
  Investment Banking                                  999         964          1,123       1,001        1,235         24%
  Principal Transactions                            1,289         996          1,115         841        1,561         21%
  Other Income                                        299         315            196         219          294         (2%)
                                                  -------     -------        -------     -------      -------
   Total Non-Interest Revenues                      4,426       3,870          4,006       3,707        4,671          6%
   Net Interest and Dividends                         851         928            901         975          992         17%
                                                  -------     -------        -------     -------      -------
     Total Revenues, Net of Interest Expense        5,277       4,798          4,907       4,682        5,663          7%
                                                  -------     -------        -------     -------      -------
Non-Interest Expenses:
  Compensation and Benefits                         2,412       2,415          2,542       2,462        2,895         20%
  Communications                                      223         242            254         276          256         15%
  Occupancy and Equipment                             166         176            182         194          195         17%
  Floor Brokerage and Other Production                162         161            184         182          213         31%
  Other Operating and Administrative Expenses         198         283            252         265          301         52%
                                                  -------     -------        -------     -------      -------
     Total Non-Interest Expenses                    3,161       3,277          3,414       3,379        3,860         22%
                                                  -------     -------        -------     -------      -------
Provision for Credit Losses                            90         160            113         392          230         156%
                                                  -------     -------        -------     -------      -------
Core Income Before Taxes and Minority Interest      2,026       1,361          1,380         911        1,573        (22%)
Income Taxes and Minority Interest, Net of Tax        748         455            503         327          559        (25%)
                                                  -------     -------        -------     -------      -------
  Core Income                                     $ 1,278       $ 906          $ 877       $ 584      $ 1,014        (21%)
                                                  =======     =======        =======     =======      =======

Pre-tax profit margin                                38.4%       28.4%          28.1%       19.5%        27.8%
Non-Compensation Expenses as a Percent of
   Net Revenues                                      14.2%       18.0%          17.8%       19.6%        17.0%

Reclassified to conform to the current period's presentation.

GLOBAL CORPORATE
SALOMON SMITH BARNEY
(In millions of dollars)

                                                                                                                    1Q 2001 VS.
                                                 1Q             2Q          3Q           4Q             1Q        1Q 2000 INCREASE/
                                                2000           2000        2000         2000           2001         (DECREASE)
                                              -----------  -------------- ----------- -----------   ------------   --------------
CLIENT ASSETS (IN BILLIONS OF DOLLARS)
ASSETS UNDER FEE-BASED MANAGEMENT:
  Consulting Group and Internally Managed       $   133.1        $ 135.8     $ 140.2     $ 145.6        $ 134.4         1%
  Financial Consultant (FC) Managed                  55.4           58.2        62.2        56.2           51.9        (6%)
                                            -------------  -------------- ----------- -----------   ------------
   Total assets under fee-based management (1)  $   188.5        $ 194.0     $ 202.4     $ 201.8        $ 186.3        (1%)
                                            =============  ============== =========== ===========   ============

Total client assets                             $ 1,032.2      $ 1,031.5   $ 1,047.3     $ 977.2        $ 910.5        (12%)

PRIVATE CLIENT
Registered FC's                                    11,414         11,686      11,903      12,127         12,432         9%
Annualized retail gross production per FC (000) $     599          $ 498       $ 483       $ 463          $ 439        (27%)
Domestic retail offices                               482            492         503         513            521         8%

INVESTMENT BANKING AND PUBLIC FINANCE
UNDERWRITING (FULL CREDIT TO BOOK
MANAGER):
  DEBT AND EQUITY
     Global volume (2)                         $ 91,182.3     $ 86,655.3  $ 83,873.5  $ 75,711.7    $ 121,771.1         34%
     Global market share                            10.1%          11.4%       10.7%       11.7%          12.0%
     Rank                                               3              2           2           2              2

     U.S. volume (3)                           $ 71,477.7     $ 62,452.2  $ 67,536.1  $ 60,262.1    $ 102,075.3         43%
     U.S. market share                              12.3%          12.9%       12.9%       13.7%          14.7%
     Rank                                               3              2           2           1              2

  MUNICIPALS
     Volume (4)                                 $ 4,875.2      $ 7,689.0   $ 6,120.1   $ 6,520.3      $ 8,754.8         80%
     Market share                                   12.0%          13.9%       12.6%       11.8%          15.2%
     Rank                                               1              1           1           2              1

CAPITAL MARKETS/RESEARCH
Number of stocks in which markets are made          1,366          1,391       1,561       1,824          1,779         30%
% of S&P Groups covered by research                   99%            98%         95%         98%            99%

Total equity (in billions of dollars) (5)           $ 9.9         $ 10.3      $ 10.7      $ 11.1         $ 11.8         19%
Return on equity (5)                                41.1%          26.2%       26.7%       25.7%          28.4%

(1) Includes certain assets jointly managed with Citigroup Asset Management.
(2) Includes all non-convertible debt, Rule 144A non-convertible debt, Rule 144A non-convertible preferred, non-convertible preferred, preferred, taxable municipal debt, mortgage and asset backed debt.
(3) Includes all U.S. mortgage and asset backed debt, U.S. non-convertible debt, U.S. Rule 144A non-convertible and U.S. taxable municipal debt, all U.S. common stock, U.S. convertible debt and U.S. convertible preferred. Excludes all closed end funds, 144A common stock, 144A convertible stock, and 144A convertible preferred.
(4) Total long term excluding private placement.
(5) Total equity and return on equity (core income) for Salomon Smith Barney are calculated on a legal entity basis.

GLOBAL CORPORATE
EMERGING MARKETS CORPORATE BANKING AND GLOBAL TRANSACTION SERVICES (In millions of dollars)

                                                                                                                   1Q 2001 VS.
                                                     1Q          2Q          3Q          4Q           1Q         1Q 2000 INCREASE/
                                                    2000        2000        2000        2000         2001           (DECREASE)
                                                  ----------- ----------  ----------  ----------   -----------  ------------------
Total Revenues, Net of Interest Expense           $    1,600  $   1,670   $   1,669   $   1,720    $    1,896          19%
Adjusted Operating Expenses                              944      1,000       1,008       1,050         1,128          19%
Provision for Loan Losses                                 87         80          24           1            47         (46%)
                                                  ----------- ----------  ----------  ----------   -----------
Core Income Before Taxes and Minority Interest           569        590         637         669           721          27%
Income Taxes                                             208        216         232         240           263          26%
Minority Interest, Net of Tax                              -          3           8           5             4           -
                                                  ----------- ----------  ----------  ----------   -----------
Core Income                                       $      361  $     371   $     397   $     424    $      454          26%
                                                  =========== ==========  ==========  ==========   ===========
Average Assets (in billions of dollars)           $       98  $     102   $     107   $     112    $      115          17%
                                                  =========== ==========  ==========  ==========   ===========
Return on Assets                                       1.48%      1.46%       1.48%       1.51%         1.60%
                                                  =========== ==========  ==========  ==========   ===========


Reclassified to conform to the current period's presentation.

    GLOBAL CORPORATE
    COMMERCIAL LINES
    (In millions of dollars)

                                                                  1Q             2Q             3Q              4Q
                                                                 2000           2000           2000            2000
                                                             -------------- -------------- --------------  -------------
    Total Revenues, Net of Interest Expense*                     $ 1,719          $ 1,788        $ 1,928        $ 2,062
    Total Operating Expenses                                         397              403            380            519
    Claims and Claim Adjustment Expenses                             931            1,009          1,114          1,200
                                                             -------------- -------------- --------------  -------------
    Core Income Before Taxes and Minority Interest                   391              376            434            343
    Income Taxes                                                     102               96            117             86
    Minority Interest, Net of Tax                                     42                8             -               -
                                                             -------------- -------------- --------------  -------------
    Core Income (1)                                              $    247         $   272        $   317        $   257
                                                             ============== ============== ==============  =============



    NET WRITTEN PREMIUMS BY MARKET: (2)
    Commercial accounts                                          $   487.4      $   457.4      $   563.1      $   591.0
    Select accounts                                                  387.3          406.8          382.4          398.9
    Specialty accounts                                               332.5          481.0          463.6          478.3
    National accounts                                                 92.0           58.5          131.4           70.4
                                                             -------------- -------------- --------------  -------------
      Total net written premiums    (A)                          $ 1,299.2      $ 1,403.7      $ 1,540.5      $ 1,538.6
                                                             ============== ============== ==============  =============

    STATUTORY RATIO DEVELOPMENT:
    Earned premiums   (B)                                        $ 1,220.2      $ 1,275.0      $ 1,402.8      $ 1,471.4

    Losses and loss adjustment expenses (C)                          880.0          959.9        1,079.7        1,152.5
    Other underwriting expenses   (D)                                367.1          424.8          409.4          432.3
                                                             -------------- -------------- --------------  -------------
      Total deductions                                             1,247.1        1,384.7        1,489.1        1,584.8
                                                             -------------- -------------- --------------  -------------
    Statutory underwriting loss                                  $   (26.9)     $  (109.7)     $   (86.3)     $  (113.4)
                                                             ============== ============== ==============  =============

    STATUTORY COMBINED RATIO:  (2), (3)
    Loss and loss adjustment expense ratio  (C / B)                  72.1%          75.3%          77.0%          78.3%
    Other underwriting expense ratio   (D / A)                       28.3%          30.3%          26.6%          28.1%
                                                             -------------- -------------- --------------  -------------
      Combined ratio                                                100.4%         105.6%         103.6%         106.4%
                                                             ============== ============== ==============  =============

    Net investment income (pre-tax)                              $  451.3       $  454.6       $  435.6       $  440.7
    Effective tax rate on net investment income                      26.8%          26.8%          26.5%          26.5%
    Catastrophe losses, net of reinsurance (after-tax)           $      -       $      -       $      -       $      -


                                                                                  1Q 2001 VS.
                                                                    1Q         1Q 2000 INCREASE/
                                                                   2001           (DECREASE)
                                                               --------------  ------------------
    Total Revenues, Net of Interest Expense*                     $     1,970          15%
    Total Operating Expenses                                             499          26%
    Claims and Claim Adjustment Expenses                               1,095          18%
                                                               --------------
    Core Income Before Taxes and Minority Interest                       376         (4%)
    Income Taxes                                                          98         (4%)
    Minority Interest, Net of Tax                                          -        100%)
                                                               --------------
    Core Income (1)                                              $       278          13%
                                                               ==============



    NET WRITTEN PREMIUMS BY MARKET: (2)
    Commercial accounts                                          $     546.9          12%
    Select accounts                                                    429.4          11%
    Specialty accounts                                                 556.8          67%
    National accounts                                                  126.2          37%
                                                               --------------
      Total net written premiums    (A)                          $   1,659.3          28%
                                                               ==============

    STATUTORY RATIO DEVELOPMENT:
    Earned premiums   (B)                                        $   1,481.6          21%

    Losses and loss adjustment expenses (C)                          1,049.7          19%
    Other underwriting expenses   (D)                                  493.0          34%
                                                               --------------
      Total deductions                                               1,542.7          24%
                                                               --------------
    Statutory underwriting loss                                  $     (61.1)       (127%)
                                                               ==============

    STATUTORY COMBINED RATIO:  (2), (3)
    Loss and loss adjustment expense ratio  (C / B)                    70.8%
    Other underwriting expense ratio   (D / A)                         29.7%
                                                               --------------
      Combined ratio                                                  100.5%
                                                               ==============

    Net investment income (pre-tax)                              $    435.0          (4%)
    Effective tax rate on net investment income                       26.6%
    Catastrophe losses, net of reinsurance (after-tax)           $     8.2            NM

(1) During April 2000, Travelers Insurance Group Inc. completed a cash tender offer to purchase all the outstanding shares of Class A Common Stock of Travelers Property Casualty Corp. at a price of $41.95 per share. Results for the periods prior to April 20, 2000 are net of minority interest.
(2) The 2000 second quarter net written premiums include a $130.7 million adjustment associated with the acquisition of the Reliance Surety business. Excluding this transaction, the loss and loss adjustment expense ratio, other underwriting expense ratio, and combined ratio for the 2000 second quarter were 75.3%, 29.2% and 104.5%, respectively. The 2001 first quarter net written premiums include a $34.1 million adjustment due to the termination of the Master Bond Liability Reinsurance Treaty as of 1/1/01.
(3)   Before policyholder dividends.

    * Excludes realized gains / (losses) on investments.

    NM - Not meaningful

    Reclassified to conform to the current period's presentation.

    GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING
    CITIGROUP ASSET MANAGEMENT
    (In millions of dollars)

                                                                           1Q               2Q                 3Q
                                                                          2000             2000               2000
                                                                        --------         --------          ---------
Revenues:
  Investment advisory, admin. & distribution fees                       $    413         $    468          $     472
  Unit Investment Trust revenues - net                                        12                7                 16
  Other revenues, net of interest expense                                     11                4                  2
                                                                        --------         --------          ---------
     Total revenues, net of interest expense                                 436              479                490
                                                                        --------         --------          ---------
Expenses:
  Employee compensation and benefits                                         135              144                150
  Mutual fund commission expense                                              29               34                 26
  Other expenses                                                             114              148                153
                                                                        --------         --------          ---------
     Total expenses                                                          278              326                329
                                                                        --------         --------          ---------
Core income before taxes and minority interest                               158              153                161
Income taxes and minority interest, net of tax                                64               61                 66
                                                                        --------         --------          ---------
Core income                                                             $     94         $     92          $      95
                                                                        ========         ========          =========

Pre-tax profit margin                                                       36.2%            31.9%              32.9%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
  Retail                                                                $   86.5         $   82.6          $    86.8
  Institutional                                                             17.4             18.6               20.4
                                                                        --------         --------          ---------
     Total money market and institutional liquidity funds                  103.9            101.2              107.2
                                                                        --------         --------          ---------
Long-term mutual funds:
  Equity / Balanced                                                         54.7             54.6               55.9
  Taxable Fixed Income                                                      16.4             16.5               15.1
  Tax Exempt Fixed Income                                                    8.5              8.3                8.5
  Annuities                                                                  5.8              5.8                6.1
                                                                        --------         --------          ---------
     Total long-term mutual funds                                           85.4             85.2               85.6
                                                                        --------         --------          ---------
Managed accounts:
  Private client                                                            54.4             55.5               59.5
  Institutional                                                             97.8             96.7               94.0
  Emerging Markets Pension Administration                                    1.1              4.5                4.9
                                                                        --------         --------          ---------
     Total managed accounts                                                153.3            156.7              158.4
                                                                        --------         --------          ---------
Unit Investment Trusts held in client accounts                              12.3             11.2               10.9
                                                                        --------         --------          ---------
Alternative Investment Strategies                                           33.0             34.3               34.4
                                                                        --------         --------          ---------
Total assets under management (1)                                       $  387.9         $  388.6          $   396.5
                                                                        ========         ========          =========

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                  $  236.2         $  231.2          $   240.6
Emerging Markets Pension Administration                                      1.1              4.5                4.9
Institutional (including Alternate Investment Strategies)                  150.6            152.9              151.0
                                                                        --------         --------          ---------
  Total assets under management                                         $  387.9         $  388.6          $   396.5
                                                                        ========         ========          =========

Number of Morningstar 4- and 5-star funds                                     20               19                 22

    GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):

    Emerging Markets Pension Administration -
      Assets Under Management (2)                                       $   13.9         $   13.7          $    13.8
      Number of Participants / Affiliates (in millions)                      5.9              6.1                6.2
     CitiStreet Joint Venture - Assets Under Administration             $   --           $  189.2          $   196.4

                                                                                                             1Q 2001 VS.
                                                                            4Q               1Q         1Q 2000 INCREASE/
                                                                           2000             2001            (DECREASE)
                                                                          ------           ------       -------------------
Revenues:
  Investment advisory, admin. & distribution fees                         $  485           $  491                19%
  Unit Investment Trust revenues - net                                         4                7               (42%)
  Other revenues, net of interest expense                                     (3)              19                73%
                                                                          ------           ------
     Total revenues, net of interest expense                                 486              517                19%
                                                                          ------           ------
Expenses:
  Employee compensation and benefits                                         166              167                24%
  Mutual fund commission expense                                              29               35                21%
  Other expenses                                                             158              156                37%
                                                                          ------           ------
     Total expenses                                                          353              358                29%
                                                                          ------           ------
Core income before taxes and minority interest                               133              159                 1%
Income taxes and minority interest, net of tax                                55               63                (2%)
                                                                          ------           ------
Core income                                                               $   78           $   96                 2%
                                                                          ======           ======

Pre-tax profit margin                                                       27.4%            30.8%

ASSETS UNDER MANAGEMENT BY PRODUCT TYPE (IN BILLIONS OF DOLLARS):
Money market and institutional liquidity funds:
  Retail                                                                  $ 90.6           $ 84.7                (2%)
  Institutional                                                             23.9             31.1                79%
                                                                          ------           ------
     Total money market and institutional liquidity funds                  114.5            115.8                11%
                                                                          ------           ------
Long-term mutual funds:
  Equity / Balanced                                                         53.8             49.8                (9%)
  Taxable Fixed Income                                                      14.4             16.6                 1%
  Tax Exempt Fixed Income                                                    8.9              9.3                 9%
  Annuities                                                                  6.0              5.9                 2%
                                                                          ------           ------
     Total long-term mutual funds                                           83.1             81.6                (4%)
                                                                          ------           ------
Managed accounts:
  Private client                                                            61.2             59.4                 9%
  Institutional                                                             91.7             86.1               (12%)
  Emerging Markets Pension Administration                                    5.4              6.1                NM
                                                                          ------           ------
     Total managed accounts                                                158.3            151.6                (1%)
                                                                          ------           ------
Unit Investment Trusts held in client accounts                               9.4              7.8               (37%)
                                                                          ------           ------
Alternative Investment Strategies                                           35.8             36.5                11%
                                                                          ------           ------
Total assets under management (1)                                         $401.1           $393.3                 1%
                                                                          ======           ======

ASSETS UNDER MANAGEMENT BY CLIENT TYPE (IN BILLIONS OF DOLLARS):
Retail                                                                    $242.2           $231.2                (2%)
Emerging Markets Pension Administration                                      5.4              6.1                NM
Institutional (including Alternate Investment Strategies)                  153.5            156.0                 4%
                                                                          ------           ------
  Total assets under management                                           $401.1           $393.3                 1%
                                                                          ======           ======

Number of Morningstar 4- and 5-star funds                                     22               23                15%

    GLOBAL RETIREMENT SERVICES (IN BILLIONS OF DOLLARS):
    Emerging Markets Pension Administration -
      Assets Under Management (2)                                         $ 14.3           $ 15.4                11%
      Number of Participants / Affiliates (in millions)                      6.5              6.8                15%
     CitiStreet Joint Venture - Assets Under Administration               $180.7           $183.5                NM

(1) Includes $31 billion for the 2000 first, second and third quarters, $30 billion for the fourth quarter of 2000 and $29 billion for the first quarter of 2001 for Citigroup Private Bank clients.
(2) Includes assets under management for both majority- and minority-owned pension fund administration businesses in Latin America.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

GLOBAL INVESTMENT MANAGEMENT & PRIVATE BANKING                                                                             CITIGROUP
THE CITIGROUP PRIVATE BANK
(In millions of dollars)
                                                                                                        1Q 2001 VS.
                                                      1Q       2Q       3Q        4Q          1Q     1Q 2000 INCREASE/
                                                     2000     2000     2000      2000        2001       (DECREASE)
                                                    ------   ------   ------    -----       ------   -----------------
Total Revenues, Net of Interest Expense             $ 362    $ 338    $ 337     $ 369       $ 389            7%
Adjusted Operating Expenses                           213      210      214       333         234           10%
Provision for Loan Losses                              22        3       (3)        2           2          (91%)
                                                    ------   ------   ------    ------      ------
Core Income Before Taxes                              127      125      126       134         153           20%
Income Taxes                                           47       46       46        49          56           19%
                                                    ------   ------   ------    ------      ------
Core Income                                         $  80    $  79    $  80     $  85       $  97           21%
                                                    ======   ======   ======    ======      ======

Average Assets (in billions of dollars)             $  23    $  25    $  26     $  27       $  25           9%
                                                    ======   ======   ======    ======      ======
Return on Assets                                     1.40%    1.27%    1.22%     1.25%       1.57%
                                                    ======   ======   ======    ======      ======
Client Business Volumes (in billions of dollars)    $ 144    $ 149    $ 154     $ 153       $ 146           1%
                                                    ======   ======   ======    ======      ======

CLIENT BUSINESS VOLUMES (IN BILLIONS OF DOLLARS):
-------------------------------------------------
  Proprietary Managed Assets                        $  30    $  31    $  32     $  32       $  30           --
  Other Assets under Fee based Management               4        4        4         4           5           25%
  Banking and Fiduciary Deposits                       28       28       28        31          31           11%
  Loans                                                25       27       27        28          26            4%
  Other, Principally Custody Accounts                  57       59       63        58          54          (5%)
                                                    ------   ------   ------    ------      ------
     Total Client Business Volumes                  $ 144    $ 149    $ 154     $ 153       $ 146            1%
                                                    ======   ======   ======    ======      ======

REVENUES:
---------
Customer Revenues
  Net Interest Spread and Recurring
     Fee Based Revenues                             $ 229    $ 237    $ 239     $ 252       $ 246            7%
  Transaction Revenues                                 84       65       63        74          97           15%
                                                    ------   ------   ------    ------      ------
     Total Customer Revenues                          313      302      302       326         343           10%
Other Revenues (Principally Allocated Equity
  and Treasury Revenues)                               49       36       35        43          46           (6%)
                                                    ------   ------   ------    ------      ------
     Total Revenues                                 $ 362    $ 338    $ 337     $ 369       $ 389            7%
                                                    ======   ======   ======    ======      ======
              United States                         $ 121    $ 120    $ 124     $ 128       $ 130            7%
              International                           241      218      213       241         259            7%
                                                    ------   ------   ------    ------      ------
                                                    $ 362    $ 338    $ 337     $ 369       $ 389            7%
                                                    ======   ======   ======    ======      ======

Net Credit Loss Ratio (1)                            0.18%    0.05%    0.03%     0.13%      (0.01%)

(1)   The net credit loss ratio in the 2000 fourth quarter includes an 8 basis point increase related to ICERC mandated write-offs.

Reclassified to conform to the current period's presentation.

                                                                                                               PAGE 22

INVESTMENT ACTIVITIES                                                                                                    CITIGROUP
(In millions of dollars)

                                                                                                                    1Q 2001 VS.
                                                      1Q            2Q          3Q        4Q          1Q         1Q 2000 INCREASE/
                                                     2000          2000        2000      2000        2001           (DECREASE)
                                                   ---------    ---------   ---------  ---------  ---------      -----------------
REVENUES:
  Proprietary Investments (1)                      $  1,363     $    294    $     92   $    228   $    (98)              (107%)
  LDC Debt Sales/Refinancing                           (112)          69         354         20         20                118%
  Insurance Portfolio Realized Gains (Losses)(2)       (235)          24          49         99        312                233%
                                                   ---------    ---------   ---------  ---------  ---------
     Total Revenues                                $  1,016     $    387    $    495   $    347   $    234                (77%)
                                                   =========    =========   =========  =========  =========

CORE INCOME:
  Proprietary Investments (1)                      $    850     $    175    $     39   $    126   $    (79)              (109%)
  LDC Debt Sales/Refinancing                            (69)          42         222         12         12                117%
  Insurance Portfolio Realized Gains (Losses)(2)       (148)          17          31         65        203                237%
                                                   ---------    ---------   ---------  ---------  ---------
     Total Core Income                             $    633     $    234    $    292   $    203   $    136                (79%)
                                                   =========    =========   =========  =========  =========

PERIOD END ASSETS:
  Proprietary Investments                          $  7,804     $  8,170    $  7,997   $  8,186   $  7,789                 --
  LDC Debt Sales/Refinancing                          3,285        3,002       2,651      2,118      2,069                (37%)
                                                   ---------    ---------   ---------  ---------  ---------
     Total Period End Assets                       $ 11,089     $ 11,172    $ 10,648   $ 10,304   $  9,858                (11%)
                                                   =========    =========   =========  =========  =========


(1)   Includes Venture Capital Activities and certain other corporate investments.

(2)   Represents realized gains (losses) on investments held by insurance companies.

Reclassified to conform to the current period's presentation.

                                                                                                                           PAGE 23

CITIGROUP CONSOLIDATED STATEMENT OF INCOME                                                                             CITIGROUP
(In millions of dollars)

                                                                                                                   1Q 2001 VS.
                                                            1Q         2Q         3Q         4Q         1Q     1Q 2000 INCREASE/
                                                           2000       2000       2000       2000       2001        (DECREASE)
                                                        ---------   ---------  ---------  ---------  --------- -----------------
REVENUES
    Loan interest, including fees                       $  8,449    $  9,127   $  9,717   $ 10,084   $ 10,004          18%
    Other interest and dividends                           5,994       6,666      7,172      7,730      7,169          20%
    Insurance premiums                                     2,994       3,015      3,107      3,313      3,361          12%
    Commissions and fees                                   4,124       4,035      4,077      4,127      4,132           --
    Principal transactions                                 1,723       1,435      1,547      1,276      2,325          35%
    Asset management and administration fees               1,284       1,332      1,331      1,391      1,389           8%
    Realized gains (losses) from sales of investments       (173)        280        508        191        451           NM
    Other income                                           2,420       1,169      1,165      1,216        973         (60%)
                                                        ---------   ---------  ---------  ---------  ---------
      Total revenues                                      26,815      27,059     28,624     29,328     29,804          11%
      Interest expense                                     7,685       8,839      9,789     10,325      9,523          24%
                                                        ---------   ---------  ---------  ---------  ---------
      Total revenues, net of interest expense             19,130      18,220     18,835     19,003     20,281           6%
                                                        ---------   ---------  ---------  ---------  ---------

BENEFITS, CLAIMS, AND CREDIT LOSSES
    Policyholder benefits and claims                       2,376       2,451      2,539      2,781      2,727          15%
    Provision for credit losses                            1,309       1,302      1,221      1,507      1,474          13%
                                                        ---------   ---------  ---------  ---------  ---------
      Total benefits, claims, and credit losses            3,685       3,753      3,760      4,288      4,201          14%
                                                        ---------   ---------  ---------  ---------  ---------

OPERATING EXPENSES
    Non-insurance compensation and benefits                4,587       4,630      4,838      4,578      5,329          16%
    Insurance underwriting, acquisition and operating        918         883        876        966        999           9%
    Restructuring and merger-related items                    20           3         70        666        132           NM
    Other operating                                        3,842       3,774      3,836      4,072      4,041           5%
                                                        ---------   ---------  ---------  ---------  ---------
      Total operating expenses                             9,367       9,290      9,620     10,282     10,501          12%
                                                        ---------   ---------  ---------  ---------  ---------
INCOME BEFORE INCOME TAXES, MINORITY INTEREST AND
    CUMULATIVE EFFECT OF ACCOUNTING CHANGE                 6,078       5,177      5,455      4,433      5,579          (8%)
Provision for income taxes                                 2,167       1,818      1,958      1,582      1,990          (8%)
Minority interest, net of income taxes                        55          20         13         11          9         (84%)
                                                        ---------   ---------  ---------  ---------  ---------
INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING
    CHANGE                                                 3,856       3,339      3,484      2,840      3,580          (7%)
Cumulative effect of accounting change (1)                    --          --         --         --        (42)          --
                                                        ---------   ---------  ---------  ---------  ---------
NET INCOME                                              $  3,856    $  3,339   $  3,484   $  2,840   $  3,538          (8%)
                                                        =========   =========  =========  =========  =========


NM -  Not meaningful

(1)   First quarter 2001 accounting change refers to the adoption of Statement of Financial Accounting Standards No. 133,
      "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133).

Reclassified to conform to the current period's presentation.

                                                                                                                         PAGE 24

CITIGROUP EARNINGS ANALYSIS - MANAGED BASIS                                                                                CITIGROUP
(In millions of dollars)

                                                                                                                      1Q 2001 VS.
                                                           1Q          2Q          3Q          4Q          1Q      1Q 2000 INCREASE/
                                                          2000        2000        2000        2000        2001        (DECREASE)
                                                        ---------   ---------   ---------   ---------   ---------  -----------------
Total Revenues, Net of Interest Expense                 $ 19,130    $ 18,220    $ 18,835    $ 19,003    $ 20,281           6%
Effect of Securitization Activities                          662         574         573         650         766          16%
Housing Finance Unit Charge                                   47          --          --          --          --          --
                                                        ---------   ---------   ---------   ---------   ---------
ADJUSTED REVENUES, NET OF INTEREST EXPENSE                19,839      18,794      19,408      19,653      21,047           6%

Total Operating Expenses                                   9,367       9,290       9,620      10,282      10,501          12%
Restructuring and Merger-Related Items (1)                   (20)         (3)        (70)       (666)       (132)         NM
Housing Finance Unit Charge                                  (25)         --          --          --          --          --
                                                        ---------   ---------   ---------   ---------   ---------
ADJUSTED OPERATING EXPENSES                                9,322       9,287       9,550       9,616      10,369          11%

Benefits, Claims and Credit Losses                         3,685       3,753       3,760       4,288       4,201          14%
Effect of Securitization Activities                          662         574         573         650         766          16%
Housing Finance Unit Charge                                  (40)         --          --          --          --          --
                                                        ---------   ---------   ---------   ---------   ---------
ADJUSTED BENEFITS, CLAIMS AND CREDIT LOSSES                4,307       4,327       4,333       4,938       4,967          15%
CORE INCOME BEFORE INCOME TAXES AND MINORITY INTEREST      6,210       5,180       5,525       5,099       5,711          (8%)
Taxes on Core Income                                       2,216       1,819       1,983       1,757       2,042          (8%)
Minority Interest, Net of Income Taxes                        55          20          13          11           9         (84%)
                                                        ---------   ---------   ---------   ---------   ---------
CORE INCOME                                                3,939       3,341       3,529       3,331       3,660          (7%)

Restructuring and Merger-Related Items, after-tax (1)        (12)         (2)        (45)       (491)        (80)         NM
Housing Finance Unit Charge, after-tax                       (71)         --          --          --          --          --
Cumulative Effect of Accounting Change (2)                    --          --          --          --         (42)         --
                                                        ---------   ---------   ---------   ---------   ---------
NET INCOME                                              $  3,856    $  3,339    $  3,484    $  2,840    $  3,538          (8%)
                                                        =========   =========   =========   =========   =========

(1)   Restructuring and merger-related items in the 2000 fourth quarter primarily related to the acquisition of Associates First
      Capital Corporation, and in the 2001 first quarter related principally to severance and costs associated with the reduction of staff in the Global Corporate businesses.

(2)   First quarter 2001 accounting change refers to the adoption of Statement of Financial Accounting Standards No. 133,
      "Accounting for Derivative Instruments and Hedging Activities", as amended (SFAS 133).

NM - Not meaningful

                                                                                                                             PAGE 25

CONSUMER LOAN DELINQUENCY AMOUNTS, NET CREDIT LOSSES AND RATIOS                                        CITIGROUP
(In millions of dollars, except loan amounts in billions)



                            -----------------------------      EOP      -----------------------------    AVERAGE
                             90 DAYS OR MORE PAST DUE (1)     LOANS         NET CREDIT LOSSES (1)         LOANS
                            ------------------------------------------------------------------------------------
                             1Q00       4Q00       1Q01       1Q01       1Q00      4Q00(2)     1Q01        1Q01
                            -------    -------    -------    -------    -------    -------    -------     ------
CITIBANKING NORTH AMERICA   $    48    $    35    $    41    $   7.0    $    17    $    16    $    15     $  7.0
Ratio                         0.68%      0.48%      0.59%                 1.00%      0.90%      0.85%

MORTGAGE BANKING                733        846        957       45.2         15         28          6       44.7
Ratio                         2.28%      2.01%      2.14%                 0.19%      0.27%      0.06%

N.A. BANKCARDS                1,424      1,573      1,994       99.7        980      1,051      1,196      100.2
Ratio                         1.65%      1.54%      2.00%                 4.65%      4.22%      4.84%

OTHER CARDS                      24          6          6        1.8         11         29         12        1.6
Ratio                         1.24%      0.35%      0.32%                 2.62%      6.44%      2.90%

CITIFINANCIAL                 1,044      1,272      1,599       58.0        353        360        363       57.6
Ratio                         2.11%      2.23%      2.77%                 2.92%      2.57%      2.57%

WESTERN EUROPE                  899        835        785       16.8         80        101         82       17.3
Ratio                         5.31%      4.78%      4.68%                 1.88%      2.40%      1.92%

CEEMEA                           40         32         33        2.3         12         11          9        2.2
Ratio                         2.16%      1.37%      1.40%                 2.60%      2.10%      1.66%

ASIA (EXCLUDING JAPAN)          433        335        334       21.2         70         65         61       21.7
Ratio                         1.92%      1.51%      1.58%                 1.24%      1.18%      1.14%

JAPAN                           103        101        107       13.4         88        131        135       13.5
Ratio                         0.99%      0.73%      0.81%                 3.68%      3.81%      4.06%

LATIN AMERICA                   333        250        318        6.7         90         98         71        6.8
Ratio                         4.58%      3.66%      4.76%                 4.77%      5.58%      4.24%

GLOBAL PRIVATE BANK (3)          87         61         65       24.4         10          8         (1)      24.5
Ratio                         0.37%      0.23%      0.27%                 0.18%      0.13%    -0.01%

OTHER                            27         24         24        3.1          1          4        (18)       2.9
                            -------    -------    -------    -------    -------    -------    -------     ------
TOTAL MANAGED                 5,195      5,370      6,263      299.6      1,727      1,902      1,931      300.0
Ratio                         1.99%      1.77%      2.09%                 2.69%      2.56%      2.61%


(1)   The ratios of 90 days or more past due and net credit losses are calculated based on end-of-period and average loans, respectively, both net of unearned income.
(2)   As a result of the adoption of revised FFIEC policies, the net credit loss ratio in the 2000 fourth quarter includes an increase of 10 bps in Citibanking North America, 16 bps in Mortgage Banking, 368 bps in Other Cards, 24 bps in Western Europe,
      59 bps in CEEMEA, and 232 bps in Latin America.
(3)   The net credit loss ratio includes an 8 bps increase in the 2000 fourth quarter due to ICERC mandated write-offs.

Reclassified to conform to the current period's presentation.

                                                                                                                             PAGE 26

DETAILS OF CREDIT LOSS EXPERIENCE                                                                CITIGROUP
(In millions of dollars)

                                                        1Q         2Q         3Q          4Q         1Q
                                                       2000       2000       2000        2000       2001
                                                     --------   --------   --------    --------   --------
ALLOWANCE FOR CREDIT LOSSES AT BEGINNING OF PERIOD   $ 8,853    $ 8,713    $ 8,852     $ 8,900    $ 8,961
                                                     --------   --------   --------    --------   --------
PROVISION FOR CREDIT LOSSES
    Consumer                                           1,092      1,062      1,078       1,113      1,197
    Commercial                                           217        240        143         394        277
                                                     --------   --------   --------    --------   --------
                                                       1,309       1,302      1,221       1,507     1,474
                                                     --------   --------   --------    --------   --------

GROSS CREDIT LOSSES
    Consumer                                           1,284      1,290      1,266       1,512      1,364
    Commercial                                           198        252        169         287        331
                                                     --------   --------   --------    --------   --------
                                                       1,482       1,542      1,435       1,799     1,695
                                                     --------   --------   --------    --------   --------
CREDIT RECOVERIES
    Consumer                                             209        246        229         245        199
    Commercial                                            24         27         35          49         54
                                                     --------   --------   --------    --------   --------
                                                         233        273        264         294        253
                                                     --------   --------   --------    --------   --------

NET CREDIT LOSSES                                      1,249      1,269      1,171       1,505      1,442
                                                     --------   --------   --------    --------   --------
Other -- net                                            (200)       106         (2)         59        (36)
                                                     --------   --------   --------    --------   --------
ALLOWANCE FOR CREDIT LOSSES AT END OF PERIOD         $ 8,713    $ 8,852    $ 8,900     $ 8,961    $ 8,957
                                                     ========   ========   ========    ========   ========

Net consumer credit losses                           $ 1,075    $ 1,044    $ 1,037     $ 1,267    $ 1,165
As a percentage of average consumer loans              2.23%      2.07%      1.89%       2.25%      2.10%
Net commercial credit losses                         $   174    $   225    $   134     $   238    $   277
As a percentage of average commercial loans            0.59%      0.72%      0.40%       0.69%      0.81%



ALLOWANCE FOR CREDIT LOSSES
---------------------------
Consumer                                             $ 5,040    $ 5,062    $ 5,105     $ 4,946    $ 4,956
Commercial                                             3,673      3,790      3,795       4,015      4,001
                                                     --------   --------   --------    --------   --------
    Total Allowance for Credit Losses                $ 8,713    $ 8,852    $ 8,900     $ 8,961    $ 8,957
                                                     ========   ========   ========    ========   ========

ALLOWANCE AS A PERCENT OF TOTAL LOANS
Consumer                                               2.56%      2.39%      2.30%       2.16%      2.24%
Commercial                                             2.95%      2.83%      2.72%       2.90%      2.75%
Total                                                  2.71%      2.56%      2.46%       2.44%      2.44%



                                                                                                             PAGE 27

CITIGROUP SUPPLEMENTAL DATA                                                                                  CITIGROUP
(In millions of dollars)


                                                                        1Q         2Q        3Q        4Q        1Q
                                                                       2000       2000      2000      2000      2001
                                                                     --------   --------  --------  --------  --------
CASH-BASIS AND RENEGOTIATED LOANS
---------------------------------
COMMERCIAL CASH-BASIS LOANS
Collateral Dependent (at lower of cost or collateral value) (1)      $   521    $   494   $   464   $   574   $   755
Other                                                                  1,218      1,428     1,515     1,580     1,889
                                                                     --------   --------  --------  --------  --------
  Total Commercial Cash-Basis Loans                                  $ 1,739    $ 1,922   $ 1,979   $ 2,154   $ 2,644
                                                                     ========   ========  ========  ========  ========

COMMERCIAL CASH-BASIS LOANS
Emerging Markets Corporate Banking and Global Transaction Services   $ 1,066    $ 1,132   $ 1,171   $ 1,148   $ 1,205
Corporate and Investment Bank                                            603        749       764       960     1,376
Insurance Subsidiaries                                                    59         38        40        44        55
Investment Activities                                                     11          3         4         2         8
                                                                     --------   --------  --------  --------  --------
  Total Commercial Cash-Basis Loans                                  $ 1,739    $ 1,922   $ 1,979   $ 2,154   $ 2,644
                                                                     ========   ========  ========  ========  =========

COMMERCIAL RENEGOTIATED LOANS                                        $   795    $   783   $   782   $   943   $ 1,059
                                                                     ========   ========  ========  ========  ========

CONSUMER LOANS ON WHICH ACCRUAL OF INTEREST
  HAS BEEN SUSPENDED                                                 $ 3,330    $ 3,311   $ 3,227   $ 3,384   $ 3,618
                                                                     ========   ========  ========  ========  ========

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED
---------------------------------------------
ASSETS
------
Consumer (2)                                                         $   370    $   380   $   423   $   366   $   268
                                                                     --------   --------  --------  --------  --------

Emerging Markets Corporate Banking and Global Transaction Services        43         43        42        74        65
Corporate and Investment Bank                                            141        135       122       115       108
Insurance Subsidiaries                                                   310        114       113       102       123
                                                                     --------   --------  --------  --------  --------
  Total Commercial (2)                                                   494        292       277       291       296
                                                                     --------   --------  --------  --------  --------

Corporate/Other                                                            9          8         8         8         8
                                                                     --------   --------  --------  --------  --------

TOTAL OTHER REAL ESTATE OWNED                                        $   873    $   680   $   708   $   665   $   572
                                                                     ========   ========  ========  ========  ========

OTHER REPOSSESSED ASSETS (3)                                         $   220    $   253   $   236   $   192   $   360
                                                                     ========   ========  ========  ========  ========

(1)   A cash-basis loan is defined as collateral dependent when repayment is expected to be provided solely by the underlying collateral and there are no other available and reliable sources of repayment, in which case the loans are written down to the lower of cost or collateral value.
(2)   Represents repossessed real estate, carried at lower of cost or fair value, less costs to sell.
(3)   Primarily commercial transportation equipment and manufactured housing, carried at fair value less costs to sell.


                                                                                                                             PAGE 28

INSURANCE INVESTMENT PORTFOLIO (1)                                                                                         CITIGROUP
(In millions of dollars)

                                                                                                                      1Q 2001 VS.
                                                              1Q          2Q         3Q          4Q         1Q     1Q 2000 INCREASE/
                                                             2000        2000       2000        2000       2001       (DECREASE)
                                                           ---------   ---------  ---------   ---------  --------- -----------------
Fixed-income investments:
   Available for sale, at market:
        Mortgage-backed securities - principally
              obligations of U.S. Government agencies      $ 10,422    $ 10,430   $ 10,760    $ 11,619   $ 13,032         25%
        U.S. Treasury securities and obligations of U.S.
              Government corporations and agencies            3,439       3,063      3,176       3,247      3,099        (10%)
        Corporates (including redeemable preferreds)         28,499      29,124     28,810      28,894     30,872          8%
        Obligations of states and political subdivisions     10,412      10,311     10,435      10,784     11,349          9%
        Debt securities issued by foreign governments         1,623       1,700      1,966       1,607      1,368        (16%)
    Held to maturity, at amortized cost                          32          31         30          29         29         (9%)
                                                           ---------   ---------  ---------   ---------  ---------
   Total fixed income                                        54,427      54,659     55,177      56,180     59,749         10%
Equity securities, at market                                  2,301       2,209      2,075       2,326      2,443          6%
Short-term and other                                          6,943       6,848      8,215       8,477      8,029         16%
                                                           ---------   ---------  ---------   ---------  ---------
   Total investments held by Insurance companies           $ 63,671    $ 63,716   $ 65,467    $ 66,983   $ 70,221         10%
                                                           =========   =========  =========   =========  =========

After tax unrealized gains / (losses) on invested assets   $   (290)   $   (461)  $    (56)   $    531   $    793         NM
                                                           =========   =========  =========   =========  =========

(1)   Includes investments held by insurance companies.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

                                                                                                                             PAGE 29

GLOBAL CONSUMER                                                                                                           CITIGROUP
GLOBAL CARDS SUPPLEMENTAL DATA
(In millions of dollars)
                                                                                                                      1Q 2001 VS.
                                                      1Q           2Q           3Q           4Q           1Q      1Q 2000 INCREASE/
                                                     2000         2000         2000         2000         2001         (DECREASE)
                                                  ----------   ----------   ----------   ----------   ----------  -----------------
Adjusted Revenues, Net of Interest Expense        $   3,112    $   3,157    $   3,322    $   3,515    $   3,598           16%
Adjusted Operating Expenses                           1,258        1,283        1,314        1,343        1,333           6%
Adjusted Provision for Loan Losses (1)                1,098        1,058        1,055        1,162        1,321           20%
                                                  ----------   ----------   ----------   ----------   ----------
Core Income Before Taxes                                756          816          953        1,010          944           25%
Income Taxes                                            278          300          346          357          346           24%
                                                  ----------   ----------   ----------   ----------   ----------
Core Income                                       $     478    $     516    $     607    $     653    $     598           25%
                                                  ==========   ==========   ==========   ==========   ==========

Managed Average Assets (in billions of dollars)   $     100    $     104    $     111    $     115    $     117           17%
                                                  ==========   ==========   ==========   ==========   ==========
Return on Managed Assets                              1.92%        2.00%        2.18%        2.26%        2.07%
                                                  ==========   ==========   ==========   ==========   ==========

KEY INDICATORS
--------------
(in billions of dollars)

End of Period Managed Receivables                 $      98.4  $     104.9  $     110.2  $     115.8  $     112.1         14%
Total EOP Open Accounts (in millions)                    90.6         96.3        102.3        104.0        104.8         16%
Total Sales                                       $      60.0  $      67.8  $      67.8  $      69.4  $      62.7         5%
Coincident Net Credit Loss Ratio %                      4.57%        4.22%        3.90%        4.19%        4.73%
Loans 90+ Days Past Due %                               1.70%        1.49%        1.51%        1.53%        1.97%

GEOGRAPHIC DISTRIBUTION
-----------------------
CORE INCOME
-----------
    North America                                 $     382    $     390    $     494    $     529    $     469           23%
    International                                        96          126          113          124          129           34%
                                                  ----------   ----------   ----------   ----------   ----------
      Total                                       $     478    $     516    $     607    $     653    $     598           25%
                                                  ==========   ==========   ==========   ==========   ==========

AVERAGE LOANS
-------------
    North America                                 $    86.3    $    90.1    $    96.6    $   100.8    $   101.8           18%
    International                                      10.1         10.3         10.5         10.5         10.1           --
                                                  ----------   ----------   ----------   ----------   ----------
      Total                                       $    96.4    $   100.4    $   107.1    $   111.3    $   111.9           16%
                                                  ==========   ==========   ==========   ==========   ==========

TOTAL EOP OPEN ACCOUNTS (IN MILLIONS)
-------------------------------------
    North America                                      79.5         84.9         90.5         91.8         92.8           17%
    International                                      11.1         11.4         11.8         12.2         12.0           8%
                                                  ----------   ----------   ----------   ----------   ----------
      Total                                            90.6         96.3        102.3        104.0        104.8           16%
                                                  ==========   ==========   ==========   ==========   ==========

TOTAL SALES
-----------
    North America                                 $    51.6    $    58.7    $    58.5    $    60.0    $    54.4           5%
    International                                       8.4          9.1          9.3          9.4          8.3          (1%)
                                                  ----------   ----------   ----------   ----------   ----------
      Total                                       $    60.0    $    67.8    $    67.8    $    69.4    $    62.7           5%
                                                  ==========   ==========   ==========   ==========   ==========

NET CREDIT LOSSES (IN MILLIONS OF DOLLARS):
-------------------------------------------
    North America                                 $     990    $     961    $     956    $   1,080    $   1,207           22%
    International                                       105           93           94           93           99          (6%)
                                                  ----------   ----------   ----------   ----------   ----------
      Total                                       $   1,095    $   1,054    $   1,050    $   1,173    $   1,306           19%
                                                  ==========   ==========   ==========   ==========   ==========


(1)   On a managed basis.

Reclassified to conform to the current period's presentation.

                                                                                                                             PAGE 30

GLOBAL CONSUMER                                                                                                   CITIGROUP
GLOBAL CONSUMER FINANCE SUPPLEMENTAL DATA
(In millions of dollars)
                                                                                                              1Q 2001 VS.
                                                          1Q        2Q        3Q        4Q        1Q      1Q 2000 INCREASE/
                                                         2000      2000      2000      2000      2001         (DECREASE)
                                                        -------   -------   -------   -------   -------   -----------------
Adjusted Revenues, Net of Interest Expense              $1,843    $1,937    $1,967    $2,138    $2,199            19%
Adjusted Operating Expenses                                792       827       823       924       931            18%
Adjusted Provision for Loan Losses (1)                     559       536       540       608       642            15%
                                                        -------   -------   -------   -------   -------
Core Income Before Taxes                                   492       574       604       606       626            27%
Income Taxes                                               183       215       225       219       232            27%
                                                        -------   -------   -------   -------   -------
Core Income                                             $  309    $  359    $  379    $  387    $  394            28%
                                                        =======   =======   =======   =======   =======

Managed Average Assets (in billions of dollars)         $   65    $   69    $   74    $   79    $   81            25%
                                                        =======   =======   =======   =======   =======
Return on Managed Assets                                 1.91%     2.09%     2.04%     1.95%     1.97%
                                                        =======   =======   =======   =======   =======
Consumer Finance Receivables (in billions of dollars)   $ 60.9    $ 64.0    $ 66.4    $ 70.1    $ 72.7            19%
Number of Offices                                       $3,836    $3,877    $3,979    $4,042    $3,762            (2%)
Net Credit Loss Ratio (1)                                3.23%     2.87%     2.80%     3.15%     3.07%

Loans 90+Days Past Due:
  In millions of dollars                                $1,255    $1,232    $1,282    $1,475    $1,806            44%
  %                                                      2.06%     1.92%     1.93%     2.10%     2.48%

GEOGRAPHIC DISTRIBUTION
CORE INCOME
  North America                                         $  179    $  205    $  213    $  213    $  212            18%
  International                                            130       154       166       174       182            40%
                                                        -------   -------   -------   -------   -------
     Total                                              $  309    $  359    $  379    $  387    $  394            28%
                                                        =======   =======   =======   =======   =======

CONSUMER FINANCE RECEIVABLES
  North America                                         $ 49.3    $ 51.6    $ 53.2    $ 55.3    $ 57.7            17%
  International                                           11.7      12.4      13.2      14.8      15.0            28%
                                                        -------   -------   -------   -------   -------
     Total                                              $ 61.0    $ 64.0    $ 66.4    $ 70.1    $ 72.7            19%
                                                        =======   =======   =======   =======   =======

NUMBER OF OFFICES
  North America                                          2,767     2,738     2,699     2,720     2,430           (12%)
  International                                          1,069     1,139     1,280     1,322     1,332            25%
                                                        -------   -------   -------   -------   -------
     Total                                               3,836     3,877     3,979     4,042     3,762            (2%)
                                                        =======   =======   =======   =======   =======


                                                                                                                             PAGE 31

GLOBAL CORPORATE                                                                                              CITIGROUP
SUPPLEMENTAL PRODUCT AND REGIONAL RESULTS
(In millions of dollars)
                                                                                                         1Q 2001 VS.
                                                      1Q        2Q        3Q        4Q         1Q     1Q 2000 INCREASE/
                                                     2000      2000      2000      2000       2001       (DECREASE)
                                                   --------  --------  --------  --------   --------  -----------------
PRODUCT VIEW
------------
    TOTAL REVENUE
        Global Corporate Finance (1)               $ 3,861   $ 3,612   $ 3,683   $ 3,548    $ 4,774          24%
        Transaction Services (2)                       825       878       911       924        922          12%
        Private Client                               1,916     1,690     1,681     1,628      1,547         (19%)
        CitiCapital                                    275       288       301       302        316          15%
        Commercial Lines                             1,719     1,788     1,928     2,062      1,970          15%
                                                   --------  --------  --------  --------   --------
    Total Global Corporate                         $ 8,596   $ 8,256   $ 8,504   $ 8,464    $ 9,529          11%
                                                   ========  ========  ========  ========   ========

    CORE INCOME
        Global Corporate Finance (1)               $ 1,119   $   872   $   867   $   817    $ 1,141           2%
        Transaction Services (2)                       104       142       148       130        117          13%
        Private Client                                 359       254       250       207        191         (47%)
        CitiCapital                                     57         9         9      (146)        19         (67%)
        Commercial Lines                               247       272       317       257        278          13%
                                                   --------  --------  --------  --------   --------
    Total Global Corporate                         $ 1,886   $ 1,549   $ 1,591   $ 1,265    $ 1,746          (7%)
                                                   ========  ========  ========  ========   ========


REGIONAL VIEW
-------------
   TOTAL REVENUE
      JENA (3)                                     $ 7,170   $ 6,826   $ 7,085   $ 7,040    $ 7,915          10%
      Emerging Markets                               1,426     1,430     1,419     1,424      1,614          13%
                                                   --------  --------  --------  --------   --------
    Total Global Corporate                         $ 8,596   $ 8,256   $ 8,504   $ 8,464    $ 9,529          11%
                                                   ========  ========  ========  ========   ========

   CORE INCOME
      JENA (3)                                     $ 1,465   $ 1,168   $ 1,184   $   845    $ 1,262         (14%)
      Emerging Markets                                 421       381       407       420        484          15%
                                                   --------  --------  --------  --------   --------
    Total Global Corporate                         $ 1,886   $ 1,549   $ 1,591   $ 1,265    $ 1,746          (7%)
                                                   ========  ========  ========  ========   ========

TRADING RELATED REVENUE BY PRODUCT
----------------------------------
      Fixed Income                                 $   695   $   533   $   716   $   425    $ 1,253          80%
      Equities                                         508       436       391       394        472          (7%)
      Foreign Exchange                                 339       352       220       332        391          15%
      All Other                                        104        63        82        52         65         (38%)
                                                   --------  --------  --------  --------   --------
   Total Trading Related Revenue                   $ 1,646   $ 1,384   $ 1,409   $ 1,203    $ 2,181          33%
                                                   ========  ========  ========  ========   ========

TRADING RELATED REVENUE BY INCOME STATEMENT LINE
------------------------------------------------
      Principal Transactions                       $ 1,512   $ 1,250   $ 1,394   $ 1,119    $ 2,090          38%
      Net Interest Revenue                             134       134        15        84         91         (32%)
                                                   --------  --------  --------  --------   --------
   Total Trading Related Revenue                   $ 1,646   $ 1,384   $ 1,409   $ 1,203    $ 2,181          33%
                                                   ========  ========  ========  ========   ========


(1)   Global Corporate Finance includes Global Fixed Income, FX and Structured Products, Global Equities, Global Investment Banking,
      Emerging Markets (EM) Sales & Trading, EM Local Finance, Loan Portfolio, Phibro, Robinson Humphrey, Municipals & Stock Loans.

(2)   Transaction Services includes e-Business, Cash Management, Trade Finance and Worldwide Securities Services.

(3)   JENA includes Japan, Western Europe and North America.

NM Not meaningful

Reclassified to conform to the current period's presentation.

                                                                                                                             PAGE 32

CITIGROUP EMERGING MARKETS - EXCLUDING INVESTMENT ACTIVITIES                                        CITIGROUP
(In millions of dollars)

                                                                                               1Q 2001 VS.
                                             1Q        2Q         3Q        4Q        1Q    1Q 2000 INCREASE/
                                            2000      2000       2000      2000      2001      (DECREASE)
                                          --------  --------   --------  --------  -------- -----------------
REVENUE
  Asia                                    $ 1,196   $ 1,150    $ 1,110   $ 1,114   $ 1,201         --
  Latin America                             1,163     1,148      1,087     1,170     1,213          4%
  CEEMEA                                      450       485        540       579       665         48%
  Other                                        29        32         34        34        24        (17%)
                                          --------  --------   --------  --------  --------
     TOTAL                                $ 2,838   $ 2,815    $ 2,771   $ 2,897   $ 3,103          9%
                                          ========  ========   ========  ========  ========


CORE INCOME
  Asia                                    $   309   $   297    $   281   $   268   $   337          9%
  Latin America                               269       228        212       239       256         (5%)
  CEEMEA                                      115       110        128       138       181         57%
  Other                                         7        (5)        21        41       (17)        NM
                                          --------  --------   --------  --------  --------
     TOTAL                                $   700   $   630    $   642   $   686   $   757          8%
                                          ========  ========   ========  ========  ========


CORE INCOME
  ASIA:
     Consumer (1)                         $   140   $   138    $   138   $   133   $   150          7%
     Corporate                                148       145        133       127       159          7%
     Asset Management & Private Banking        21        14         10         8        28         33%
                                          --------  --------   --------  --------  --------
       TOTAL ASIA                         $   309   $   297    $   281   $   268   $   337          9%
                                          ========  ========   ========  ========  ========

  LATIN AMERICA:
     Consumer (1)                         $    67   $    43    $    35   $    72   $    34        (49%)
     Corporate                                173       147        145       136       184          6%
     Asset Management & Private Banking        29        38         32        31        38         31%
                                          --------  --------   --------  --------  --------
       TOTAL LATIN AMERICA                $   269   $   228    $   212   $   239   $   256         (5%)
                                          ========  ========   ========  ========  ========

  CEEMEA:
     Consumer (1)                         $    15   $    16    $    16   $    13   $    18         20%
     Corporate                                 93        94        108       116       158         70%
     Asset Management & Private Banking         7        --          4         9         5        (29%)
                                          --------  --------   --------  --------  --------
       TOTAL CEEMEA                       $   115   $   110    $   128   $   138   $   181         57%
                                          ========  ========   ========  ========  ========

  OTHER                                   $     7   $    (5)   $    21   $    41   $   (17)        NM
                                          ========  ========   ========  ========  ========

  EMERGING MARKETS:
     Consumer (1)                         $   222   $   197    $   189   $   218   $   202         (9%)
     Corporate                                421       381        407       420       484         15%
     Asset Management & Private Banking        57        52         46        48        71         25%
                                          --------  --------   --------  --------  --------
       TOTAL EMERGING MARKETS             $   700   $   630    $   642   $   686   $   757          8%
                                          ========  ========   ========  ========  ========


(1) Includes Associates.

NM - Not meaningful

Reclassified to conform to the current period's presentation.

                                                                                                                             PAGE 33

GLOBAL WEALTH MANAGEMENT                                                                                                   CITIGROUP
SUPPLEMENTAL DATA
(In millions of dollars)
                                                                                                                     1Q 2001 VS.
                                                                    1Q        2Q        3Q        4Q        1Q     1Q 2000 INCREASE/
                                                                   2000      2000      2000      2000      2001      (DECREASE)
                                                                 --------  --------  --------  --------  --------  -----------------
REVENUES
  Private Client                                                 $ 1,916   $ 1,690   $ 1,681   $ 1,628   $ 1,547        (19%)
  Citigroup Asset Management                                         436       479       490       486       517         19%
  The Citigroup Private Bank                                         362       338       337       369       389          7%
  Global Consumer Investment, Life Insurance & Annuity Products    1,670     1,620     1,531     1,616     1,756          5%
                                                                 --------  --------  --------  --------  --------
  TOTAL GLOBAL WEALTH MANAGEMENT                                 $ 4,384   $ 4,127   $ 4,039   $ 4,099   $ 4,209         (4%)
                                                                 ========  ========  ========  ========  ========

CORE INCOME
  Private Client                                                 $   359   $   254   $   250   $   207   $   191        (47%)
  Citigroup Asset Management                                          94        92        95        78        96          2%
  The Citigroup Private Bank                                          80        79        80        85        97         21%
  Global Consumer Investment, Life Insurance & Annuity Products      349       347       331       347       349         --
                                                                 --------  --------  --------  --------  --------
  TOTAL GLOBAL WEALTH MANAGEMENT                                 $   882   $   772   $   756   $   717   $   733        (17%)
                                                                 ========  ========  ========  ========  ========





  CLIENT BUSINESS VOLUMES  (IN BILLIONS OF DOLLARS)

  Private Client  - Client Assets                                $ 1,032   $ 1,032   $ 1,047   $   977   $   911        (12%)
  Citigroup Asset Management -Assets Under Management                388       389       397       401       393          1%
  PBG - Client Business Volumes                                      144       149       154       153       146          1%
  Global Consumer Investment, Life Insurance & Annuity Products      593       599       608       608       609          3%
  Less Cross-Sell Volumes Included Above                            (294)     (300)     (309)     (308)     (296)         1%
                                                                 --------  --------  --------  --------  --------
  TOTAL CLIENT BUSINESS VOLUMES                                  $ 1,863   $ 1,869   $ 1,897   $ 1,831   $ 1,763         (5%)
                                                                 ========  ========  ========  ========  ========


Note: Global Wealth Management includes businesses that provide services related to the accumulation and management of wealth.

                                                                                                                             PAGE 34

CITICORP SUPPLEMENTAL DATA  (1)
(In millions of dollars)


                                                               1Q           2Q           3Q           4Q           1Q
                                                              2000         2000         2000         2000         2001
                                                           ----------   ----------   ----------   ----------   ----------
NET INTEREST REVENUE STATISTICS
-------------------------------
(TAXABLE EQUIVALENT BASIS)
--------------------------
Net Interest Revenue                                       $   5,295    $   5,414    $   5,577    $   5,941    $   6,240
Effect of Securitization Activities                            1,442        1,304        1,299        1,329        1,524
                                                           ----------   ----------   ----------   ----------   ----------
  Total Adjusted                                           $   6,737    $   6,718    $   6,876    $   7,270    $   7,764
                                                           ==========   ==========   ==========   ==========   ==========

Average Interest Earning Assets (in billions of dollars)   $   399.5    $   425.5    $   449.7    $   462.3    $   478.7
Effect of Securitization Activities                             58.0         55.8         55.4         61.0         62.2
                                                           ----------   ----------   ----------   ----------   ----------
  Total Adjusted                                           $   457.5    $   481.3    $   505.1    $   523.3    $   540.9
                                                           ==========   ==========   ==========   ==========   ==========

Net Interest Margin (%)                                        5.33%        5.12%        4.93%        5.11%        5.29%
Effect of Securitization Activities                            0.59%        0.49%        0.49%        0.42%        0.53%
                                                           ----------   ----------   ----------   ----------   ----------
  Total Adjusted                                               5.92%        5.61%        5.42%        5.53%        5.82%
                                                           ==========   ==========   ==========   ==========   ==========


(1)   Excludes manufactured housing and Arcadia's previously securitized receivables.




                                                                                                                             PAGE 35

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 17, 2001              CITIGROUP INC.


                                    By: /s/ Roger W. Trupin
                                       --------------------
                                    Name:   Roger W. Trupin
                                    Title:  Controller